EXHIBIT 10-a-12






MULTI TENANT INDUSTRIAL BUILDING
SHORT FORM






BRANT TRADE & INDUSTRIAL PARK INC.


LANDLORD



- and -






ACE HARDWARE CANADA LIMITED


TENANT









L E A S E




























TABLE OF CONTENTS

Article


Article I

1.0  LEASE SUMMARY

Article II

2.0  DEFINITIONS

Article III

3.0  INTENT OF LEASE
3.1  Net Lease

Article IV

4.0  LEASE OF PREMISES
4.1  Premises
4.2  Term
4.3  Use Prior to Commencement Date
4.4  Acceptance of Premises
4.5  Licence to Use Common Facilities
4.6  Quiet Enjoyment
4.7  Fixturing of Premises

Article V

5.0  RENT
5.1  Tenant to Pay
5.2  Basic Rent
5.3  Additional Rent
5.4  Deemed Rent and Allocation
5.5  Monthly Payments of Additional Rent

Article VI

6.0  TAXES
6.1  Taxes Payable by Tenant
6.2  Determination of Tenant's Taxes
6.3  Business Taxes
6.4  Tax Bills and Assessment Notices
6.5  Contest of Realty Taxes

Article VII

7.0  OPERATION OF PROJECT
7.1  Operation of Project by Landlord
7.2  Tenant's Payment of Operating Costs
7.3  Adjustments to Operating Costs

Article VIII

8.0  USE OF PREMISES
8.1  Use of Premises
8.2  Conduct of Business
8.3  Tenant's Fixtures
8.4  Signs
8.5  Waste Removal
8.6  Pest Control
8.7  Waste and Nuisance
8.8  Compliance with Law
8.9  Deliveries
8.10 Prohibited Uses


Article IX

9.0  SERVICES AND UTILITIES
9.1  Utilities
9.2  Heating and Air-Conditioning
9.3  Non-Liability of Landlord
9.4  Landlord's Suspension of Utilities
9.5  Landlord's Services
9.6  Landlord's Charges for Services

Article X

10.0 MAINTENANCE, REPAIRS AND ALTERATIONS
10.1 Maintenance and Repairs of Premises
10.2 Approval of Repairs and Alterations
10.3 Repair According to Landlord's Notice
10.4 Notice by Tenant
10.5 Ownership of Leasehold Improvements
10.6 Construction Liens
10.7 Landlord's Repairs

Article XI

11.0 END OF TERM
11.1 Vacating of Possession
11.2 Removal of Trade Fixtures
11.3 Removal of Leasehold Improvements
11.4 Overholding by Tenant

Article XII

12.0 DAMAGE AND DESTRUCTION
12.1 Insured Damage to Premises
12.2 Uninsured Damage and Last Two Years
12.3 Damage to Project
12.4 Restoration of Premises or Project
12.5 Determination of Matters

Article XIII

13.0 INSURANCE AND INDEMNITY
13.1 Landlord's Insurance
13.2 Tenant's Effect on Other Insurance
13.3 Tenant's Insurance
13.4 Landlord's Right to Place Tenant's Insurance
13.5 Landlord's Non-Liability
13.6 Indemnity of Landlord
13.7 Landlord's Employees and Agents

Article XIV

14.0 ASSIGNMENT, SUBLETTING AND CHANGE OF CONTROL
14.1 Consent Required
14.2 Obtaining Consent
14.3 Landlord's Option
14.4 Terms of Consent
14.5 Effect of Transfer
14.6 No Advertising of Premises
14.7 Mortgage of Lease
14.8 Corporate Tenant
14.9 Assignment by Landlord



Article XV

15.0 STATUS AND SUBORDINATION OF LEASE
15.1 Status Statement
15.2 Subordination and Attornment
15.3 Tenant's Failure to Comply
15.4 Registration

Article XVI

16.0 DEFAULT AND REMEDIES
16.1 Default and Remedies
16.2 Interest
16.3 Costs
16.4 Distress and Tenant's Property
16.5 Security Deposit
16.6 Remedies to Subsist
16.7 Impossibility of Performance

Article XVII

17.0 CONTROL OF PROJECT
17.1 Landlord's Control
17.2 Alterations of the Project
17.3 Use of Common Facilities
17.4 Rules and Regulations
17.5 Access to Premises
17.6 Expropriation
17.7 Development of Project
17.8 Landlord's Consent

Article XVIII

18.0 MISCELLANEOUS

18.2 Complete Agreement
18.3 Time of the Essence
18.4 Applicable Law
18.5 Severability
18.6 Section Numbers and Headings
18.7 Interpretation
18.8 Successors

Article XIX

19.0 SPECIAL PROVISIONS
19.1 Conditions to Tenant's Rights
19.2 Renewal Option
19.3 Environmental Provisions
19.4 Right of First Refusal
19.5 Condition of Premises
19.6 Building Codes
19.7 Environmental Representation
19.8 Net Rent Free Period
19.9 Exterior Use of Premises
19.10     Non-Disturbance Agreement
19.11     Landlord's Work
19.12     Early Termination
19.13     Office Space
19.14     Close Down Period
19.15     Commissions
19.16     Mediation/Arbitration

Schedules

"A"  Legal Description of Project
"B"  Outline Plan of Premises
"C"  Tenant Alterations

Appendix "A"   Guaranty Agreement


Multi Tenant Industrial Building
Short Form




          THIS LEASE dated the 31st day of October, 1995


B E T W E E N :


               BRANT TRADE & INDUSTRIAL PARK INC.

               (hereinafter called "Landlord")

OF THE FIRST PART

               - and -



               ACE HARDWARE CANADA LIMITED

               (hereinafter called "Tenant")

OF THE SECOND PART




ARTICLE I.0        LEASE SUMMARY

          Lease Summary

          The following is a summary of some of the basic terms of this Lease, which are elaborated upon in the balance of this Lease. This section 1.1 is for convenience and if a conflict occurs between the provisions of this section 1.1 and any other provisions of this Lease, the latter shall govern.

          Premises: A portion, as shown cross hatched in heavy black on the sketch annexed hereto as Schedule "B" (the "Industrial Space"), of the industrial building known as Building #2;

          Term:     Ten (10 ) years four (4) months and fifteen
(15) days;

          Commencement Date:  November 15, 1995;

          Expiry Date:             March 31, 2006;

          Basic Rent (also referred to as "Net Rent"):  The Net
Rent payable during the Term based on 284,000 square feet shall be as follows:

          Year      Rate/Square Foot    Rate/Annum    Rate/Month
           1        REDACTED
           2
           3
           4
           5
           6
           7
           8
           9
          10

     All rates and funds are in Canadian Dollars.

Rentable Area of Premises: 284,000 square feet of Industrial Space, subject in each case to confirmation of the actual Rentable Area in accordance with section 2.21.

In addition to the aforementioned space (284,000 square feet) the Tenant shall utilize an additional area of up to 70,000 square feet on an "as is" basis located on the structural mezzanine level directly over a portion of the premises. There shall be no net rent for the mezzanine space. Should any common area maintenance charges become applicable during the term or any extensions thereof, the Tenant agrees to pay half of the charge for the mezzanine. Should any tax charges become applicable during the term or any extensions thereof, the Tenant agrees to pay said charges for the mezzanine;

          Deposits:

          (i) Prepaid Rent: Ninety-four thousand six hundred sixty-six dollars and sixty-six cents ($94,666.66), to be applied against the first two monthly payments of Net Rent;

          (ii) Security Deposit:   Nil;

          Use of Premises:    Warehousing, outside storage,
          distribution and associated offices;

          Address for Service of Notice on Tenant or Guarantor, if any:

          at the Premises;

with a copy to:     Real Estate Department
                    Ace Hardware Corporation
                    Ace Hardware Corporate Offices
                    2200 Kensington Court
                    Oak Brook, Illinois    60521


          Address for Service of Notice on Landlord:

          Unit 28
          2104 Highway 7
          Concord, Ontario
          L4K 2S9

          Special Provisions;

          See Article XIX.


ARTICLE II.0        DEFINITIONS

          Definitions

          Where used in this Lease, the following words or phrases shall have the meanings set forth in the balance of this Article.

          "Additional Rent" shall have the meaning given to it in
section 5.3.

          "Architect" means a professionally accredited architect, engineer, surveyor or other qualified person appointed by Landlord from time to time.

          "Basic Rent" shall have the meaning given to it in
section 5.2.

          "Building" means the industrial building in which the Leased Premises are situated.


          "Business Hours" means 24 hours per day, seven days per week, subject to applicable Laws.

          "Commencement Date" shall have the meaning given to it in
section 1.1.

          "Common Facilities" means the facilities, areas, lands, systems, improvements, fixtures and equipment which serve or benefit other Leaseable Areas of the Project in addition to the Premises, including without limitation roadways, driveways and walkways, whether or not such Common Facilities are located within the Project, and to the extent that the same are designated by Landlord to be part of the Common Facilities from time to time.

          "Fiscal Year" means the period used by Landlord for fiscal purposes in respect of the Project. Unless otherwise determined by Landlord by written notice to Tenant at any time or times, each Fiscal Year shall be a calendar year. In the event of a change in the Fiscal Year, or with respect of a partial Fiscal Year at the beginning or end of the Term, all appropriate adjustments resulting from a Fiscal Year being shorter or longer than twelve (12) months shall be made.

          "Landlord's Work" means the leasehold improvements which Landlord is required, by this Lease, to make to the Premises on or after the Commencement Date.

          "Lands" means the lands included in the Premises.

          "Laws" means all statutes, regulations, by-laws, orders, rules, requirements and directions of all governmental authorities having jurisdiction.

          "Lease Year" means each consecutive period of three hundred and sixty-five (365) days (or three hundred and sixty-six
(366) days in the case of a Lease Year which includes the month of February in a leap year), the first Lease Year commencing on the Commencement Date and ending on the day before the anniversary of the Commencement Date (unless the Commencement Date is not the first day of a calendar month, in which case the first Lease Year shall commence on the Commencement Date and end on the day before the anniversary of the first day of the first full month of the
Term), and each successive Lease Year commencing on the anniversary of the first day of the first full month of the Term.

          "Leasable Areas" means all areas and spaces of the Project to the extent designated or intended from time to time by Landlord to be leased to tenants, whether leased or not.

          "Operating Costs" means the aggregate of all expenses and costs of every kind for each fiscal period designated by Landlord, as determined without duplication, incurred by or on behalf of Landlord with respect to the operation, maintenance, repair, replacement and management of the Common Facilities, and all insurance relating to the Project, provided that if the Project is less than 100% completed or occupied during the whole of any fiscal period, the Tenant shall only be responsible for its share of the actual Operating Costs, determined to be a fraction which has as its numerator the Rentable Area of the Premises and which has as its denominator the aggregate Rentable Area of Leasable Areas with in the Project that have been leased during such fiscal period. Without in any way limiting the generality of the foregoing, Operating Costs shall include all cost in respect of the following:

          all remuneration, including wages and fringe benefits, of employees directly engaged in the operation, maintenance, repair, replacement and management of the Common Facilities;

          fire sprinkler maintenance and monitoring, if any, of the Project, excluding the cost of such services charged directly to tenants of the Project;

          waste removal, landscaping, grass cutting, snow and ice clearing and removal and salting in respect of the Common
Facilities;

          all utilities supplied to the Project including, without limitation, water, gas, electricity and sewer charges, excluding those charged directly to tenants of the Project;

          depreciation or amortization, over a period reasonably determined by Landlord, of all costs, including capital costs, of all improvements, furnishings, fixtures, equipment, machinery, systems and facilities constructed or installed in or used in connection with the Common Facilities, which by their nature require periodic or substantial repair or replacement, or which are constructed or installed or used primarily to reduce the cost of other items included in Operating Costs, whether or not such other costs are in fact reduced;

          all insurance which Landlord obtains and the cost of any deductible amounts payable by Landlord in respect of any insured risk or claim;

          policing, supervision, security and traffic control;

          maintenance, repairs and replacements in respect of the Common Facilities including structural maintenance, repairs and replacements;

          all costs in the nature of Operating Costs in respect of areas, services and facilities outside the Project, such as sidewalks and boulevards, off-site utilities and other service connections, and in respect of areas, services and facilities shared by users of the Project and users of any other property, to the extent Landlord performs or contributes to the same as a result of its ownership of the Project;

          engineering, accounting, legal and other consulting and professional services related to Common Facilities;

          capital taxes payable by Landlord in respect of its ownership or other interest in the Project, namely any tax or taxes payable under any provincial or federal legislation based upon or computed by reference to the paid-up capital or place of business of Landlord as determined for the purposes of such tax or based upon or computed by reference to the taxable capital employed in Canada, or any similar tax levied, imposed or assessed in the future in lieu thereof or in addition thereto by any governmental authority;

      (xii) costs of Landlord's administration in respect of Realty Taxes, including, without limitation, all costs incurred by Landlord in contesting any Realty Taxes or appealing any assessments relating thereto, all costs and expenses of any kind incurred by Landlord acting reasonably in obtaining or attempting to obtain information in respect of, or a reduction or reallocation of, Realty Taxes or any assessments related thereto, and all legal, appraisal, administration and overhead costs;

      (xiii) repair or replacement of the roof membrane of Building 2, provided that the Tenant shall only be responsible for its pro rata share of the cost thereof, determined by multiplying the cost by a fraction, which has as its numerator the area of the Leased Premises and which has as its denominator the aggregate leaseable area on the ground floor of Building 2.

          Operating Costs, however, shall be reduced by the following to the extent actually received by Landlord:

          proceeds of insurance and damages received by Landlord from third parties to the extent of costs otherwise included in Operating Costs;

          contributions from parties other than tenants of the Project, if any, in respect of Operating Costs, such as contributions made by parties for sharing the use of Common
Facilities, but not including rent or fees charged directly for the use of any Common Facilities such as parking fees;

          amounts in the nature of Excess Costs, as defined in subsection 7.3(a), to the extent received by Landlord from tenants of the Project.

          Operating Costs, however, shall exclude the following:

          Realty Taxes;

          expenses incurred by Landlord in respect of other tenants' leasehold improvements;

          capital costs except to the extent included as set forth above;

          depreciation, except to the extent included as set forth above; and repairs or replacements to the extent that the cost of the same is recovered by Landlord pursuant to original construction warranties.

          "Premises" shall have the meaning given to it in section 4.1.

          "Project" means those lands described in Schedule "A" hereto and all buildings, structures, improvements, equipment and facilities of any kind erected or located thereon from time to time, as such lands, buildings, structures, improvements, equipment and facilities may be expanded, reduced or otherwise altered by Landlord in its sole discretion from time to time.

          "Proportionate Share" means a fraction which has as its numerator the Rentable Area of the Premises and which has as its denominator the aggregate Rentable Area of Leasable Areas within the Project, subject to adjustment pursuant to subsection 7.3(b).

          "Realty Taxes" means all taxes, rates, duties, levies, fees, charges, local improvement rates, levies and assessments whatever ("Taxes"), whether municipal, provincial, federal or otherwise, which may be levied, assessed or charged against or in respect of the Project or any part thereof or any fixtures, equipment or improvements therein, or against Landlord in respect of any of the same or in respect of any rental or other compensation receivable by Landlord in respect of the same, and including all Taxes which may be incurred by or imposed upon Landlord or the Project in lieu of or in addition to the foregoing including, without limitation, any Taxes on or in respect of real property rents or receipts as such (as opposed to a tax on such rents as part of the income of Landlord) business transfer taxes, sales taxes, goods and services taxes, value-added taxes, and other such taxes to the extent charged on or calculated on the basis of Rent or any portion thereof, any Taxes based in whole or in part on the value of the Project, any commercial concentration levy in respect of the Project, and any licence fee measured by rents or other charges payable by occupants of space in the Project.

          "Rent" shall have the meaning given to it in section 5.1.

          "Rentable Area" when applied to the Premises or any Leaseable Areas means the area measured from the exterior face of exterior walls and windows, from the exterior face of all walls and windows dividing any Leaseable Areas from Common Facilities, and from the centre line of all interior walls separating any Leaseable Areas from other Leaseable Areas, all without deduction for any space occupied by structures, columns, beams, conduits, ducts or projections of any kind, and all without deduction for the recessing of any entrance way or boundary wall from the lease line. Every Rentable Area shall also include a pro rata share (defined below) of all areas in the Building, such as, by way of example only and without limitation, lobbies, corridors and entranceways, which form part of the Common Facilities but are used exclusively or primarily by certain tenants of the Project; the "pro rata share" shall be the floor area of such area(s), measured as set out above, and divided by the number of tenants whose premises are served by such area(s). Every Rentable Area shall be as determined by Landlord and, upon Tenant's request, Landlord shall, within a reasonable time thereafter, provide Tenant with an Architect's certificate as to the Rentable Area of the Premises, which certificate shall be conclusive and binding upon the parties hereto.

          "Term" shall have the meaning given to it in section 4.2.



ARTICLE III.0        INTENT OF LEASE

          Net Lease

          It is the intent of the parties hereto that, except as expressly herein set out, this Lease be absolutely net to Landlord, and Landlord not be responsible for any expenses or obligations of any kind whatsoever in respect of the Premises or the Project.


ARTICLE IV.0        LEASE OF PREMISES

          Premises

          Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those premises ("Premises") being part of the Building and shown cross hatched in heavy black on the plan attached hereto as Schedule "B". The purpose of Schedule "B" is to show the approximate location of the Premises and its contents are not intended as a representation as to the precise size or dimensions of the Premises or any other aspects of the Building or the Project. Tenant reserves the right to install a security fence around the perimeter of the shipping area on the east side of the leased premises subject to the Tenant providing the Landlord with a drawing for approval by the Landlord.

          Term

          The term of this Lease (the "Term") shall be for the period described as the Term in section 1.1 hereof, commencing on the Commencement Date and ending on the Expiry Date, both dates as described in section 1.1.


          Use Prior to Commencement Date

          If Tenant uses or occupies the whole or any part of the Premises in any way prior to the Commencement Date without entering into a lease with Landlord in respect of such use or occupancy, then during that period Tenant shall be a tenant of Landlord subject to all the terms and conditions contained in this Lease, provided that the inclusion of this section shall not be deemed to authorize or permit Tenant to use or occupy the whole or any portion of the Premises in any way prior to the Commencement Date.


          Acceptance of Premises

          Tenant accepts the Premises in the state and condition in which they are received from Landlord and, except only to the extent of any deficiency that may be found in the Landlord's Work described in section 19.11, and any other deficiency set out in a written list or videotape to be given by Tenant to Landlord within thirty (30) days after Tenant takes possession of the Premises, Tenant's entering into possession of the Premises shall be conclusive evidence of the acceptance by Tenant of the condition and state of repair of the Premises. It is understood and acknowledged by Landlord that Tenant shall have no responsibility or liability with respect to the repair or replacement of any of the above referenced deficiencies, unless the same shall have been repaired or replaced by Landlord.

          Licence to Use Common Facilities

          Subject to all other relevant provisions of this Lease, Landlord grants to Tenant the non-exclusive licence during the Term to use for their intended purposes, in common with others entitled thereto, such portions of the Common Facilities as are reasonably required for the use and occupancy of the Premises during Business Hours and such other hours, if any, as the Common Facilities are open for use, as determined by Landlord from time to time.

          Quiet Enjoyment

          Subject to Tenant's complying with all of the terms of this Lease, Tenant may peaceably possess and enjoy the Premises for the Term without interruption by Landlord or any person claiming through Landlord.

          Fixturing of Premises

          By not later than June 1, 1996 the Tenant shall fully finish, furnish, fixture and staff the whole of the Premises and shall commence the conduct of its business in the whole of the Premises as permitted and required pursuant hereto.


ARTICLE V.0        RENT

          Tenant to Pay

          Tenant shall pay in lawful money of Canada at such address as shall be designated from time to time by Landlord Basic Rent and Additional Rent (all of which is herein sometimes referred to collectively as "Rent") as herein provided without any deduction, set-off or abatement whatsoever, Tenant hereby agreeing to waive any set-off rights it may have under any statute or at law.

          Basic Rent

          Commencing on the Commencement Date Tenant shall pay to Landlord a fixed minimum annual rent ("Basic Rent") for each Lease Year of the Term in the annual amount(s) described as Basic Rent in section 1.1, to be paid in equal monthly installments, as described as Basic Rent in section 1.1, in advance on the first day of each month during the Term. On the Commencement Date, if it is other than the first day of a calendar month, Tenant shall pay to Landlord for such partial month Basic Rent computed on a per diem basis. If an amount per square foot is specified in the description of Basic Rent in section 1.1, then the Basic Rent is intended to be such amount per square foot of Rentable Area of the Premises per annum, and the Basic Rent shall be subject to adjustment based upon the Architect's certificate of Rentable Area of the Premises to be delivered pursuant to section 2.21. Within thirty (30) days after delivery of such certificate all necessary adjustments will be made and Tenant shall pay to Landlord any deficiency in previous payments of Basic Rent and Additional Rent, and if Tenant is not in default under the terms of this Lease the amount of any overpayment by Tenant of Basic Rent and Additional Rent shall be paid to Tenant or credited to the account of Tenant.

          Additional Rent

          In addition to Basic Rent Tenant shall pay to Landlord all other amounts as and when the same shall be due and payable pursuant to the provisions of this Lease or pursuant to any other obligation in respect of the Premises, all of which shall be deemed to accrue on a per diem basis; all of such amounts are herein sometimes referred to as "Additional Rent". Tenant shall promptly deliver to Landlord upon request evidence of due payment of all payments of Additional Rent required to be paid by Tenant hereunder.

          Deemed Rent and Allocation

          If Tenant defaults in payment of any Rent (whether to Landlord or otherwise) as and when the same is due and payable hereunder, Landlord shall have the same rights and remedies against Tenant upon such default as if such sum or sums were rent in arrears under this Lease. Landlord may allocate payments received from Tenant among items of Rent then due and payable by Tenant. No acceptance by Landlord of payment by Tenant of any amount less than the full amount payable to Landlord, and no endorsement or direction on any cheque or other written instruction or statement respecting any payment by Tenant shall be deemed to constitute payment in full or an accord and satisfaction of any obligation of Tenant.


          Monthly Payments of Additional Rent

          Landlord may from time to time by written notice to Tenant estimate or re-estimate any amount(s) payable by Tenant to Landlord hereunder including without limitation, amounts in respect of Operating Costs, Realty Taxes and utilities, for the then current or next following fiscal period used by Landlord in respect of each of the said amounts. The fiscal period used by Landlord may correspond to a shorter period within any twelve month period where an item, for example Realty Taxes, is payable in full by Landlord over such shorter period. The amounts so estimated shall be payable by Tenant in advance in equal monthly installments over the fiscal period on the same days as the monthly payments of Basic Rent. Landlord may, from time to time, alter the fiscal period selected in each case. As soon as practicable after the expiration of each Fiscal Year, Landlord shall furnish to Tenant a statement of the actual amounts payable by Tenant in respect of Operating Costs, Taxes, utilities and any other relevant provisions hereof for such Fiscal Year. If the amount determined to be payable by Tenant as aforesaid shall be greater or less than the payments on account thereof previously made by Tenant, then the appropriate adjustments will be made and Tenant shall pay any deficiency to Landlord within sixty (60) days after delivery of such statement, and if Tenant is not in default under the terms of the Lease, the amount of any overpayment shall be paid to or credited to the account of Tenant within sixty (60) days after the delivery of said statement. Landlord shall provide
Tenant with access to its books and records for the purpose of conducting an audit to verify the accuracy of said statement. If the audit discloses a material discrepancy (i.e. in excess of five percent (5%)) in such statement to the prejudice of the Tenant, then Tenant shall have the right to recover its costs and expenses incurred in conducting the audit.

ARTICLE VI.0        TAXES

          Taxes Payable by Tenant

          Commencing on the Commencement Date and thereafter throughout the Term, Tenant shall pay to Landlord as and when due all Realty Taxes and other taxes, if any, levied, confirmed, imposed, assessed or charged (herein referred to as "charged") against or in respect of the Premises and all fixtures, equipment, improvements and alterations in the Premises, and including any such Realty Taxes and other taxes charged against the Premises in respect of any Common Facilities. In addition, Tenant shall pay the Proportionate Share of Realty Taxes, if any, separately charged against Common Facilities. To the extent of Realty Taxes received by Landlord from Tenant, Landlord shall pay same to the taxing authority.

          Determination of Tenant's Taxes

          Tenant's obligation to pay Realty Taxes charged against or in respect of the Premises shall be determined on the basis of a separate bill if available. If the relevant taxing authority does not issue a separate bill for the Premises then Tenant's obligation in respect thereof shall be computed by applying the relevant tax rate to a separate assessment of the Premises, if any. If there is neither a separate bill for Realty Taxes for the Premises nor a separate assessment of the Premises for any period of time, then for such period the Realty Taxes charged against or in respect of the Premises shall be determined by Landlord, acting reasonably, on the basis of the then current established principles of assessment used by the relevant assessing authorities and on the same basis as the assessment actually obtained for the project as a whole or the part thereof in which the Premises are located. Provided that Tenant shall be solely responsible for any increase in Realty Taxes resulting from any act or election of Tenant or from any fixtures or improvements in the Premises, and Tenant shall not be responsible for any such increase resulting from any act or election of Landlord or any other occupant of the Project or any fixtures or improvements in other Leasable Areas. Any amounts payable by Tenant on account of Realty Taxes shall be adjusted on a per diem basis in respect of any period not falling wholly within the Term.

          Business Taxes

          Tenant shall pay to the relevant taxing authority as and when the same are due and payable all taxes charged in respect of any business conducted on, or any use or occupancy of, the Premises.

          Tax Bills and Assessment Notices

          Tenant shall deliver to Landlord forthwith upon Tenant's receiving the same copies of all assessment notices, tax bills, receipts and other documents received by Tenant relating to Realty Taxes on the Premises or the Project.

          Contest of Realty Taxes

          Landlord may contest any Realty Taxes and appeal any assessments related thereto and may withdraw any such contest or appeal or may agree with the relevant authorities on any settlement in respect thereof. Tenant will cooperate with Landlord in respect of any such contest and appeal and shall provide to Landlord such information and execute such documents as Landlord requests to give full effect to the foregoing. All costs of any such contest and appeal by Landlord shall be included in Operating Costs.

          Tenant will not contest any Realty Taxes or appeal any assessments related thereto without first obtaining Landlord's prior written consent and delivering to Landlord such security as may be required by Landlord, acting reasonably, against any costs, liabilities or damages which might arise out of such contest or appeal. Tenant shall promptly upon request pay all costs and expenses, including without limitation reasonable legal expenses, incurred by Landlord as a result of any such contest or appeal by Tenant and indemnify Landlord against all costs, liabilities or damages which may be incurred by Landlord or any other person arising out of such contest or appeal. While any such contest or appeal by Tenant is in progress Tenant shall continue to pay Realty Taxes in respect of the Premises as if such contest or appeal had not been commenced.


ARTICLE VII.0        OPERATION OF PROJECT

          Operation of Project by Landlord

          Landlord shall repair, maintain and operate the Common
Facilities, in a reasonable manner as would a prudent owner having regard to its size, age, location and character.


          Tenant's Payment of Operating Costs

          Commencing on the Commencement Date and thereafter at all times throughout the Term Tenant shall pay to Landlord: (i) the Proportionate Share of Operating Costs, adjusted in accordance with 7.3; and (ii) an administration fee equal to fifteen percent (15%) of the amount payable by the Tenant in respect of Operation Costs. The amounts payable by Tenant pursuant to this section 7.2 may be computed on the basis of such periods of time as Landlord shall determine from time to time and shall be paid to Landlord within thirty (30) days after the submission to Tenant of a statement showing the amount payable by Tenant from time to time. All amounts payable under this Article VII in respect of any period not falling entirely within the Term shall be adjusted on a per diem basis.

          Adjustments to Operating Costs

          If by reason of the conduct of business on the Premises outside the normal business hours for the Project, as determined by Landlord, or by reason of the particular use or occupancy of the Premises or any of the Common Facilities by Tenant, its employees, agents or persons having business with Tenant, additional costs in the nature of Operating Costs, such as utility charges or security costs, are incurred in excess of the costs which would otherwise have been incurred for such items ("Excess Costs"), then Landlord shall have the right to determine on a reasonable basis and require Tenant to pay such Excess Costs.

          If Tenant or any other tenant of the Project, pursuant to its lease or otherwise by arrangement with Landlord, provides at its cost any goods or services the cost of which would otherwise be included in Operating Costs, or if any goods or services the cost of which is included in Operating Costs benefit any portion of the Project to a materially greater or lesser extent than any other portion of the Project, then either the denominator for determining a Proportionate Share, or alternatively the amount of Operating Costs, may be adjusted as determined by Landlord acting reasonably to provide for the equitable allocation of the cost of such goods and services among the tenants of the Project.

ARTICLE VIII.0        USE OF PREMISES

          Use of Premises

          To the extent that this covenant shall run with the Premises for the benefit for the Project, excluding the Premises, Tenant covenants that it shall not use and shall not permit the Premises to be used for any purpose other than as described as Use of Premises in section 1.1 hereof, all in keeping with the standards of a prestige industrial park, and to be no more noxious or burdensome in terms of smoke, noise, radiation or vibration than the business initially operated by Tenant on the Premises.

          Conduct of Business

          At all times throughout the Term Tenant shall continuously and actively conduct its business in the whole of the Premises in a first class and reputable manner.

          Tenant's Fixtures

          Tenant shall install and maintain in the Premises at all times during the Term first-class trade fixtures including furnishings and equipment adequate and appropriate for the business to be conducted on the Premises, all of which shall be kept in good order and condition. Tenant shall not remove any trade fixtures or other contents from the Premises during the Term except in the ordinary course of business or for the purpose of replacing them with others at least equal in value and function to those being removed.

          Signs

          Tenant shall not erect, install or display any sign on or visible from the exterior of the Premises without the prior written approval of Landlord, which approval shall not be unreasonably withheld. Any exterior signage identifying Tenant's business on the Premises shall be supplied and erected by Tenant at Tenant's expense.

          Waste Removal

          Tenant shall not allow any refuse, garbage or any loose, objectionable material to accumulate in or about the Premises or the Project and will at all times keep the Premises in a clean and neat condition. Tenant shall comply with Landlord's regulations respecting the storage and removal of waste and shall be responsible for all costs of removal of waste from the Premises other than costs of routine waste removal included in Operating Costs. Until removed from the Project all waste from the Premises shall be kept in appropriate containers within the Premises. Tenant shall not use the exterior portions of the Premises for outside storage, including without limitation the storage of any machinery, equipment or waste.


          Pest Control

          Tenant shall be responsible for pest extermination in respect of the Premises and shall engage, for such purpose, such contractors at such intervals as Landlord shall reasonably require. Tenant shall not bring or permit to be brought onto the Premises or the Project any animals or birds of any kind.


          Waste and Nuisance

          Tenant shall not cause, suffer or permit any waste or damage to the Premises or leasehold improvements, fixtures or equipment therein nor permit any overloading of the floors thereof and shall not use or permit to be used any part of the Premises for any dangerous, noxious or offensive activity or goods and shall not do or bring anything or permit anything to be done or brought on or about the Premises or the Project which results in undue noise or vibration or which Landlord may reasonably deem to be hazardous or a nuisance or annoyance to any other tenants or any other persons permitted to be on the Project, and Tenant shall immediately take steps to remedy, remove or desist from any activity, equipment or goods on the Premises to which Landlord objects on a reasonable basis. Tenant shall take every reasonable precaution to protect the Premises and the Project from risk of damage by fire, water or the elements or any other cause.

          Tenant shall not itself, and shall not permit any of its employees, servants, agents, contractors or persons having business with Tenant, to obstruct any Common Facilities nor to use or permit to be used any Common Facilities for other than their intended purposes. Without limiting the foregoing, nothing shall be placed or stored anywhere in or on the Common Facilities. Tenant shall not, and shall not permit anyone else to, place anything on the roof of the Building or go on to the roof of the Building for any purpose whatsoever, without Landlord's prior written approval, which may be withheld in Landlord's sole discretion acting reasonably.

          Tenant shall not use any advertising, transmitting or other media or devices which can be heard, seen, or received outside the Premises, or which could interfere with any communications or other systems outside the Premises.

          Tenant shall be solely responsible for any contaminant, pollutant and toxic substance at any time affecting the Premises resulting from any act or omission of Tenant or any other person on the Premises or any activity or substance on the Premises during the Term, and any period prior to the Term during which the Premises were used or occupied by or under the control of Tenant, and shall be responsible for the clean-up and removal of any of the same and any damages caused by the occurrence, clean-up or removal of any of the same, and Tenant shall indemnify Landlord in respect thereof.

          Compliance with Laws

          Tenant shall be solely responsible for obtaining from all authorities having jurisdiction all necessary permits, licences and approvals as may be necessary to permit Tenant to occupy the Premises and conduct its business thereon, as required by all applicable Laws. Tenant shall comply at its own expense with all applicable Laws respecting the use, condition and occupation of the Premises, and all leasehold improvements, fixtures, equipment and contents thereof.

          Deliveries

          All deliveries to and from the Premises shall be made only by way of such driveways and access routes as Landlord may from time to time designate, acting reasonably.

          Prohibited Uses

          Tenant shall not cause, suffer or permit the Premises or any part thereof to be used at any time during the Term for any of the following businesses or activities:

          any type of business or business practice which would, in the reasonable opinion of Landlord, tend to lower the character or image of the Project or any portion thereof;

          any use which in any way contravenes any restrictive covenants in leases granted by Landlord after the date hereof; Tenant covenants and agrees that it will not carry on in the Premises any business which will in any way place Landlord in breach of any such restrictive covenants and Tenant will indemnify and save Landlord harmless from and against all actions, claims, demands and costs with respect thereto; this subsection (ii) shall not be interpreted to prevent Tenant from carrying on in the Premises any business to the extent expressly permitted pursuant to section 8.1 hereof; or

          any business or activity not in compliance with all Laws.

          The inclusion of the foregoing provisions of this section
8.10 shall not be deemed to be a representation or warranty of Landlord that any of the foregoing activities will not be authorized by Landlord to be conducted on any part of the Project.

          If, in the opinion of Landlord, Tenant is in breach of any of the provisions of this section 8.10, Tenant shall immediately discontinue such use upon Landlord's written request.

          Any restrictive covenants granted by the Landlord shall not restrict the Tenant from carrying on its business as contemplated herein and shall not result in any increase in charges to the Tenant pursuant to this Lease.


     ARTICLE IX.0        SERVICES AND UTILITIES

          Utilities

          Subject to Landlord's ability to do so, Landlord shall supply or cause to be supplied to the Premises electricity and other utilities for the reasonable use of the Premises for their intended purposes. Tenant shall promptly pay for, as and when they fall due, to Landlord or as Landlord shall from time to time direct, all costs of supplying water, electricity, gas, steam and other utilities to or in respect of the Premises, and all costs for all fittings, connections and meters and all work performed in connection with any services or utilities provided to the Premises. Tenant shall promptly execute and deliver any agreements required by Landlord or by utilities suppliers in respect of the supply of any utilities to the Premises. Tenant's use of any such utilities shall not exceed the available capacity of the existing systems from time to time.

          Should there be no individual meters for the measurement of the consumption of any utilities supplied to the Premises then Landlord, acting reasonably, may allocate the cost of such utilities among the various users thereof. If required by Landlord, Tenant shall install at its expense a separate meter or meters to measure the consumption of any or all utilities in the Premises. The cost of any utilities which are not charged to tenants of the Project individually shall be included in Operating Costs.

          Heating and Air-Conditioning

          Tenant shall heat and, where applicable, air-condition the Premises in a reasonable manner at Tenant's expense using heating and, where applicable, air-conditioning equipment installed in the Building. If the heating, ventilating, air-conditioning or humidity control equipment in or serving the Premises shall require maintenance, repair or replacement, Tenant at its expense shall promptly attend to the same in accordance with the manufacturer's or supplier's specifications and instructions. Tenant shall at its expense maintain a service contract for such equipment in or serving the Premises, with a contractor approved in advance in writing by Landlord, and shall ensure that Landlord is at all times in possession of a copy of such service contract and shall promptly deliver to Landlord copies of regular inspection reports and details of repairs. Landlord shall not be responsible for the inadequacy of any heating or air-conditioning of the Premises. If Tenant fails to so maintain, repair or replacement of any of the heating, ventilating, air-conditioning and humidity control equipment, and does not rectify such failure within the applicable cure period provided in section 16.1 after notice from Landlord, Landlord shall be entitled thereafter to itself attend to the maintenance, repair and replacement of such equipment, in which case the cost of such maintenance, repairs or replacement shall either be charged to Tenant or included in Operating Costs, as determined by Landlord to be appropriate pursuant to the applicable provisions of this Lease.

          Non-Liability of Landlord

          Landlord shall not be liable for any damages, direct or indirect, resulting from or contributed to by any interruption or cessation in supply of any utilities or heating, ventilating, air-conditioning and humidity control. Without limiting or affecting the generality or interpretation of the foregoing, and not withstanding the foregoing, it is agreed that the Landlord shall not be liable for any and all indirect or consequential damages or damages for personal discomfort or illness of Tenant or any persons permitted by it to be on the Premises, by reason of the suspension or non-operation of any utilities, heating, ventilating, air-conditioning or humidity control.

          Landlord's Suspension of Utilities

          In order to effect any maintenance, repairs, replacements or alterations to any of such utilities, heating, ventilating, air-conditioning or humidity control systems or any other part of the Project, Landlord shall have the right to modify or temporarily discontinue or suspend any such systems as required from time to time. Where reasonably possible to do so, and except in case of emergency when no notice shall be required, Landlord shall give Tenant reasonable notice (which notice need not be in writing but may be given orally, including by telephone, to a person in apparent authority at the Premises), of any expected interruption of the supply of utilities, heating, ventilating, air-conditioning or humidity control systems, or any other similar services, to the Premises.

          Landlord's Services

          Tenant shall pay Landlord on demand all charges as determined and allocated by Landlord acting reasonably in respect of all special services provided to or for the benefit of Tenant beyond standard services for the Project the costs of which are included in Operating Costs.

          Any services in respect of the Premises requiring drilling or otherwise penetrating floors, walls or ceilings, or for locksmithing, security arrangements or waste removal, shall be performed only by persons first approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed.

          Landlord's Charges for Services

          Unless otherwise expressly agreed between Landlord and Tenant to the contrary in respect of any specific matter from time to time, all work performed and materials supplied by Landlord for Tenant or by reason of Tenant's failure to make timely repairs respecting the Premises pursuant to the provisions hereof or otherwise shall be paid for by Tenant to Landlord forthwith on demand at Landlord's cost for the same plus ten percent (10%) for inspection and supervision plus ten percent (10%) for overhead and profit or such other reasonable amounts as may be charged by Landlord for overhead and profit from time to time.

ARTICLE X.0        MAINTENANCE, REPAIRS AND ALTERATIONS

          Maintenance and Repairs of Premises

          At all times throughout the Term Tenant at its sole expense shall perform such maintenance, repairs and replacements as required to keep the Premises, all contents thereof and all services and equipment located in or primarily serving the Premises, in first-class appearance and condition, and in accordance with all Laws and Landlord's reasonable requirements, subject only to the obligations of Landlord expressly provided in section 10.7. For purposes of this section 10.1, but without affecting the interpretation of any other provision of this Lease, Premises shall include, without limitation: all leasehold improvements; all exterior and interior walls (repairs to exterior walls only if damaged by Tenant), windows and doors, including the exterior faces thereof; loading docks and bumpers; stairs; surrounding or enclosing masonry or other materials; and all such areas and facilities adjacent or proximate to and serving exclusively the Premises.

          Approval of Repairs and Alterations

          Tenant shall not make any repairs, replacements, changes, additions, improvements or alterations (hereinafter referred to as ("Alterations") to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld unless such proposed Alterations might affect the structure of the Building, or the coverage of the Project for zoning purposes or the parking requirements for the Project, or impair the value or usefulness of the Premises or the Project, in any of which cases Landlord's consent may be unreasonably withheld in Landlord's sole discretion. Notwithstanding anything in the foregoing to the contrary, Tenant shall have the right to make and Landlord consents to the Tenant's alterations set forth in Schedule "C", subject to Landlord's prior written approval as to plans and specifications.

          With its request for consent Tenant shall submit to Landlord details of the proposed Alterations including plans and specifications prepared by qualified architects or engineers, and such Alterations shall be completed in accordance with the plans and specifications approved in writing by Landlord. Unless expressly authorized in writing by Landlord to the contrary, all Alterations which might cost in excess of $20,000.00 to complete or which may affect the structure or mechanical, electrical, utility, sprinkler, communications or other similar systems of the Building, shall be conducted under the supervision of a qualified engineer approved by Landlord, such approval not to be unreasonably withheld.

          All Alterations shall be planned and completed in compliance with all Laws and Tenant shall, prior to commencing any Alterations, obtain at its expense all necessary permits and licences. Prior to the commencement of any such Alterations Tenant shall furnish to Landlord such evidence as reasonably required by Landlord of the projected cost of Alterations and Tenant's ability to pay for same, together with such indemnification against costs, liens and damages as Landlord shall reasonably require including, if required by Landlord, a performance, completion and labour and materials bond acceptable to Landlord guaranteeing completion of such Alterations.

          All Alterations shall be performed at Tenant's cost, promptly and in a good and workmanlike manner and in compliance with Landlord's reasonable rules and regulations, by competent contractors or workmen who shall be first approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. If any Alterations affect the structure or any external portions of the Building or any mechanical, electrical, utility, sprinkler, communications or other similar systems within the Premises or the Project, they shall, at Landlord's option, be performed at Tenant's expense by Landlord or by contractors designated by Landlord and under Landlord's supervision. For all Alterations performed by Landlord or at Landlord's expense or under Landlord's supervision, Tenant shall pay forthwith upon request all amounts paid or payable by Landlord to third parties and all reasonable charges of Landlord for its own personnel, plus ten percent (10%) for Landlord's inspection and supervision. All Alterations, the making of which might disrupt other tenants or occupants of the Project or the public, shall be performed outside normal business hours.

          If Tenant performs any such Alterations without compliance with all of the foregoing provisions of this Article X, Landlord shall have the right to require Tenant to remove such Alterations forthwith.

          Tenant shall pay to Landlord forthwith upon request all of Landlord's reasonable costs including, without limitation, fees of architects, engineers and designers, incurred in dealing with Tenant's request for Landlord's consent to any Alterations, whether or not such consent is granted, and in inspecting and supervising any such Alterations and Landlord shall have the right to require Tenant to pay Landlord a deposit on account of such costs as a precondition to Landlord's granting such consent.

     (g) The Tenant agrees at its expense to restore the premises to their original condition at the expiration of the lease term or any extensions thereof, normal wear and tear excepted, if so requested by the Landlord.

          Repair According to Landlord's Notice

          Landlord or any persons designated by it shall have the right to enter the Building at any time, during normal business hours except in case of emergency and, except in case of emergency when no notice shall be required, upon reasonable advance notice to Tenant (which notice need not however exceed twenty-four (24) hours and need not be given in writing, but may instead be given orally, including by telephone, to any person in apparent authority at the Premises, to view the state of repair and condition thereof and Tenant shall promptly perform any required maintenance, repairs or replacements according to Landlord's written notice. Any such entry and inspection by Landlord shall not unreasonably interfere with Tenant's quiet and peaceful enjoyment of the Premises except in the case of an emergency.

          Notice by Tenant

          Tenant shall give immediate written notice to Landlord of any accident, defect or damage in any part of the Premises or the Project which comes to the attention of Tenant or any of its employees or contractors notwithstanding the fact that Landlord may have no obligation in respect of the same.

          Ownership of Leasehold Improvements

          All leasehold improvements installed in or about the Premises shall forthwith upon the installation thereof become the property of Landlord but without Landlord's thereby accepting any responsibility in respect of the maintenance, repair or replacement thereof. The expression "leasehold improvements" where used in this Lease includes, without limitation, all fixtures, installations, alterations and additions from time to time made or installed in or about the Premises, and includes all of the following, whether or not they are trade fixtures or easily removable: doors, partitions and hardware; mechanical, electrical and utility installations; heating, ventilating, air-conditioning and humidity control equipment; lighting fixtures and built-in furniture. The only exclusions from "leasehold improvements" are free-standing furniture, trade fixtures and equipment not in any way connected to the Premises or to any utilities systems located therein, and Tenant's computer equipment.

          Construction Liens

          Tenant shall make all payments and take all steps as may be necessary to ensure that no lien is registered against the Project or any portion thereof as a result of any work, services or materials supplied to Tenant or the Premises. Tenant shall cause any such registrations to be discharged or vacated by payment into court or otherwise, within ten (10) days after notice from Landlord. If Tenant fails to cause any such registrations to be discharged or vacated within such ten (10) day period, Tenant shall indemnify and save harmless Landlord from and against any liabilities, claims, liens, damages, costs and expenses, including legal expenses, arising as a result thereof in connection with any work, services or materials supplied to Tenant or the Premises. If Tenant fails to cause any such registration to be discharged or vacated within such ten (10) day period then, in addition to any other rights of Landlord, Landlord may, but shall not be obliged to, discharge the same by paying the amount claimed into court, and the amounts so paid and all costs incurred by Landlord, including legal fees and disbursements, shall be paid by Tenant to Landlord forthwith upon demand.

          Landlord's Repairs

          Subject to the provisions of Article XII herein and subject to Tenant's obligations hereunder, to the extent that the failure to do so would materially detrimentally affect access to or use of the Premises, Landlord shall repair all of the following:
(i) the Common Facilities; and (ii) damage to the Premises, excluding all leasehold improvements, against which and to the extent to which Landlord is required to be insured pursuant hereto or is otherwise insured and against which Tenant is not required to be insured and is not otherwise insured. Landlord's costs of compliance with this section 10.7 shall be included in Operating Costs to the extent set out in section 2.15. Provided that to the extent that such repair is necessitated directly or indirectly by any act or omission of Tenant or any servant, employee, agent, contractor, invitee or licensee or Tenant, Tenant shall be solely responsible for the cost of such repairs in accordance with section
9.6 and shall indemnify Landlord in respect thereof.

          The Landlord at its sole expense shall be responsible for structural repairs and replacements including those to the foundation, exterior walls and roof, if not occasioned by the fault of the Tenant or those for whom the Tenant is responsible. Any such repairs or replacements shall not unreasonably interfere with the Tenant's quiet and peaceful enjoyment of the Premises. It is acknowledged that the roof membrane is a part of the common area cost of the Building in which the Leased Premises are situated and is not a structural element.

ARTICLE XI.0         END OF TERM

           Vacating of Possession

          Forthwith upon the expiry or earlier termination of the Term, Tenant shall deliver to Landlord vacant possession of the Premises in such condition in which Tenant is required to keep the Premises during the Term pursuant hereto and shall leave the Premises in neat and clean condition and shall deliver to Landlord all keys for the Premises and all keys or combinations to locks on doors or vaults in the Premises.

          Removal of Trade Fixtures

          Provided Tenant has paid all Rent and is not otherwise in default hereunder, or if otherwise authorized or requested by Landlord, at the expiry or earlier termination of the Term Tenant shall remove its trade fixtures and repair all damage resulting from the installation or removal of such trade fixtures. If at the expiry or earlier termination of the Term Tenant does not remove its trade fixtures or any of its other property on the Premises, Landlord shall have no obligation in respect thereof and may sell or destroy the same or have them removed or stored at the expense of Tenant; at the option of Landlord, such trade fixtures or property shall become the absolute property of Landlord without any compensation to Tenant.

          Removal of Leasehold Improvements

          Notwithstanding that the leasehold improvements become the property of Landlord upon installation, at the expiry or earlier termination of the Term Tenant shall remove any or all of such leasehold improvements made or installed in or about the Premises by Tenant, or by Landlord as Tenant's contractor, as required by Landlord and in so doing shall repair all damage resulting from, and shall restore the Premises to their condition prior to, the installation and removal of such leasehold improvements.

          Overholding by Tenant

          If Tenant remains in possession of all or any part of the Premises after the expiry of the Term with the consent of Landlord but without any further written agreement, this Lease shall not be deemed thereby to have been renewed and Tenant shall be deemed to be occupying the Premises as a monthly tenant on the same terms as set forth in this Lease insofar as they are applicable to a monthly tenancy except that beginning with the fourth month of such overholding by Tenant the monthly Basic Rent shall be twice the monthly Basic Rent payable during the last twelve months of the Term.

ARTICLE XII.0        DAMAGE AND DESTRUCTION

          Insured Damage to Premises

          If there is damage to or destruction of the Premises caused by an occurrence against which, and to not more than the extent that, Landlord either is required to insure pursuant to this Lease or is otherwise insured ("Insured Damage"), then the following provisions of this section 12.1 shall apply.

          If such damage or destruction is such as to render the whole or any part of the Premises unusable for the purpose of Tenant's use and occupancy thereof, Landlord shall deliver to Tenant within thirty (30) days following the occurrence of such damage or destruction its reasonable opinion as to whether or not the same is capable of being repaired, to the extent of Landlord's repair obligations hereunder, within one hundred and eighty (180) days following such occurrence.

          If this Lease is not terminated as herein provided, Landlord, to the extent of insurance proceeds which it receives or would have received had it maintained such insurance as required hereunder, shall diligently proceed to perform repairs to the Premises to the extent of its obligations pursuant to section 10.7 hereof; and Tenant, commencing as soon as practicable but without interfering with Landlord's repairs, shall diligently perform such repairs as are Tenant's responsibility pursuant hereto.

          If, (i) in Landlord's reasonable opinion, the Premises are not capable of being repaired as aforesaid within one hundred and eighty (180) days following such occurrence, or (ii) immediately prior to the occurrence of such damage, Tenant was not using substantially all of the Premises for the purposes permitted by and as otherwise required pursuant hereto, or (iii) Tenant was at the time of such damage in breach of this Lease and fails within fifteen (15) days after notice of such default to remedy same to the extent possible in view of such damage, Landlord may, at its option, elect by written notice to the Tenant within thirty (30) days after delivery by Landlord of the opinion provided for in subsection 12.1(b) above, to terminate this Lease, whereupon Tenant shall immediately surrender possession of the Premises and Basic Rent and all other payments for which Tenant is liable pursuant hereto shall be apportioned to the effective date of such termination.

          If the damage is such as to render the whole or any part of the Premises unusable in whole or in part for the purpose of Tenant's use and occupancy thereof and if immediately prior to the occurrence of such damage Tenant was using substantially all of the Premises for the purposes permitted by and as otherwise required pursuant hereto, then the Rent payable hereunder shall abate to the extent that Tenant's use and occupancy of the Premises is in fact diminished, which determination shall be made by Landlord, acting reasonably, until the earlier of (i) the thirtieth (30th) day after the Premises are determined by Landlord to be ready for Tenant to commence its repairs to the Premises, and (ii) the date on which Tenant first commences the conduct of business in any part of the Premises which had been damaged.

          The respective obligations of Landlord and Tenant with respect to repair of the Premises following any damage or destruction shall be performed with all reasonable speed and in accordance with all applicable obligations to repair contained herein. Tenant acknowledges that its obligations to repair the Premises after such damage or destruction shall be performed at its sole cost without any contribution by Landlord provided that such damage or destruction was not caused by Landlord's fault and whether or not Landlord had at any time made any contribution to the cost of any leasehold improvements in the Premises. In any event, within thirty (30) days after Landlord has completed its repairs to the Premises as aforesaid, Tenant shall complete its repairs to the Premises and shall recommence the conduct of business thereon.

          Uninsured Damage and Last Two Years

          If there is damage to or destruction of the Premises and if, in Landlord's reasonable opinion, of which notice shall be given to Tenant within fifteen (15) days after the later of the date of such damage or destruction and the date upon which Landlord is notified by Tenant of such damage or destruction, the Premises are not capable of being repaired to the extent of Landlord's repair obligations within thirty (30) days following the giving of such notice, if (i) such damage or destruction is not Insured Damage, or (ii) such damage or destruction occurs within the last two (2) years of the Term and either Tenant has no remaining rights to renew this Lease or, having the right to renew this Lease fails to do so within fifteen (15) days after receipt of the said notice, then Landlord, at its option to be exercised by written notice given to Tenant within thirty (30) days after the later of the date of such damage or destruction and the date upon which Landlord is notified by Tenant of such damage or destruction, may terminate this Lease whereupon Tenant shall immediately surrender possession of the Premises and Basic Rent and all other payments for which Tenant is liable hereunder shall be apportioned to the effective date of such termination. If this Lease is not terminated as aforesaid the parties shall repair as provided in subsection 12.1(c) hereof and there shall be no abatement of any Rent unless the damage or destruction is Insured Damage and then only to the extent expressly provided in subsection 12.1(e) above.

          Damage to Project

          If thirty-five (35%) percent or more of the Rentable Area of Leasable Areas of the Project is damaged or destroyed by any cause whatsoever, whether or not there is any damage to the Premises, Landlord may, at its option, by notice given to Tenant within sixty (60) days after such occurrence, terminate this Lease as of a date specified in such notice, which date shall be not less than thirty (30) days and not more than one hundred and eighty
(180) days after the giving of such notice. In the event of such termination Tenant shall surrender vacant possession of the Premises by not later than the said date of termination, and Basic Rent and all other payments for which Tenant is liable hereunder shall be apportioned to the effective date of termination. If Landlord does not so elect to terminate this Lease, Landlord shall diligently proceed to repair and rebuild the Project to the extent of its obligations pursuant hereto to the extent of insurance proceeds which Landlord receives or would have received had it maintained such insurance as required hereunder, and to the extent that any mortgagee entitled to be paid such insurance proceeds consents to the use of same for such purpose.

          Restoration of Premises or Project

          If there is damage to or destruction of the Premises or the Project and if this Lease is not terminated pursuant hereto, Landlord, in performing its repairs as required hereby, shall not be obliged to repair or rebuild in accordance with the plans or specifications for the Premises or the Project as they existed prior to such damage or destruction; rather, Landlord may repair or rebuild in accordance with any plans and specifications chosen by Landlord in its sole discretion provided that Tenant's use of and access to the Premises and the general overall quality of the Project are not materially detrimentally affected by any difference in plans or specifications of the Premises or the Project.

          Determination of Matters

          For the purposes of this Article XII all matters requiring determination such as, without limitation, the extent to which any area(s) of the Premises or the Project are damaged or are not capable of being used, or the time within which repairs may be made, unless expressly provided to the contrary, shall be determined by Landlord's Architect, such determination to be final and binding on the parties.


ARTICLE XIII.0        INSURANCE AND INDEMNITY

          Landlord's Insurance

          Landlord shall obtain and maintain in full force and effect during the Term with respect to the Project insurance against such occurrences and in such amounts, on such terms and with such deductible(s) as would a prudent owner of such a project. Such insurance may include, without limitation: (i) insurance on the Building and any improvements therein which Landlord desires to insure, against damage by fire and other risks covered by extended coverage fire insurance policies or, at Landlord's option, all risks insurance; (ii) boiler and machinery insurance; (iii) rental income insurance; (iv) public liability insurance; and (v) such other insurance and in such amounts and on such terms as Landlord, in its discretion, may reasonably determine. Notwithstanding that Tenant shall be contributing to the costs of such insurance pursuant to the terms of this Lease, Tenant shall not have any interest in or any right to recover any proceeds under any of Landlord's insurance policies.

          Tenant's Effect On Other Insurance

          Tenant shall not do or permit anywhere on the Premises or Project anything which might: (i) result in any increase in the cost of any insurance policy of Landlord on the Project; (ii) result in an actual or threatened cancellation of or adverse change in any insurance policy of Landlord on the Project; or (iii) be prohibited by any insurance policy of Landlord on the Project.

          If the cost of any insurance policies of Landlord on the Project is increased as a result of any improvements made by Tenant or anything done or permitted by Tenant anywhere on the Premises or Project, Tenant shall pay the full amount of such increase to Landlord forthwith upon demand. Tenant's responsibility for any increased cost of insurance as aforesaid shall be conclusively determined by a statement issued by the organization, company or insurer establishing the insurance rates for the relevant policy.

          If there is in actual or threatened cancellation of or adverse change in any policy of insurance of Landlord on the Project by reason of anything done or permitted by Tenant anywhere on the Premises or Project, and if Tenant fails to remedy the situation giving rise to such actual or threatened cancellation or change within twenty-four (24) hours after notice from Landlord, then Landlord may, at its option, either (i) terminate this Lease forthwith by written notice; or, (ii) remedy the situation giving rise to such actual or threatened cancellation or change, all at the cost of Tenant to be paid to Landlord forthwith upon demand, and for such purpose Landlord shall have the right to enter upon the Premises without further notice.

          Tenant's Insurance

          Tenant shall, at its sole expense, maintain in full force and effect at all times throughout the Term and such other times, if any, as Tenant occupies the Premises or any portion thereof, such insurance as would be maintained by a prudent tenant of premises such as the Premises, which insurance shall include at least all of the following:

          comprehensive general liability insurance on an occurrence basis with respect to any use and occupancy of or things on the Premises, and with respect to the use and occupancy of any other part of the Project by Tenant or any of its employees, servants, agents, invitees, licensees, subtenants, contractors or persons for whom Tenant is in law responsible, with coverage for any occurrence of not less than Five Million Dollars ($5,000,000) or such higher amount as Landlord may reasonably require on not less than one (1) month's notice;

          all risks insurance covering the leasehold improvements, trade fixtures and contents on the Premises, for not less than the full replacement cost thereof and with a replacement cost endorsement;

          broad form comprehensive boiler and machinery insurance on all insurable objects located on or about the Premises or which are the property or responsibility of Tenant, for not less than the full replacement cost thereof and with a replacement cost endorsement;

          business interruption insurance in such amounts as necessary to fully compensate Tenant for direct or indirect loss of sales or earnings attributable to any of the perils required to be insured against under the policies referred to in subsections 13.3(a)(ii) and (iii) and all circumstances usually insured against by cautious tenants including losses resulting from interference with access to the Premises or the Project as a result of such perils or for any other reason;

          tenant's legal liability insurance for the full replacement cost of the Premises, and the loss of use thereof; and

       (vi) any other insurance against such risks and in such amounts as Landlord or any mortgagee of Landlord may from time to time reasonably require upon not less than thirty (30) days' notice to Tenant.


          Each of Tenant's insurance policies shall either name Landlord as an additional named insured or otherwise protect Landlord's interest, and shall be taken out with insurers and shall be in such form and on such terms as are satisfactory to Landlord from time to time. Without limiting the generality of the foregoing, each of Tenant's insurance policies shall contain:

          (i) the standard mortgage clause as may be required by any mortgagee of Landlord;

          (ii) an undertaking by the insurer that no material change adverse to Tenant or Landlord or any mortgagee of Landlord will be made and the policy will not lapse or be terminated, except after not less than thirty (30) days' written notice to Tenant and Landlord and to any mortgagee of Landlord;

          (iii) a provision stating that Tenant's insurance policy shall be primary and shall not call into contribution any other insurance available to Landlord;

          (iv) a joint loss endorsement, where applicable;

          (v) a severability of interests clause and a cross-liability clause; and

          (vi) a waiver, in respect of the interests of Landlord and any mortgagee of Landlord, of any provision with respect to any breach of any warranties, representations, declarations or conditions contained in the said policy.

          Tenant shall ensure that Landlord shall at all times be in possession of either certificates or certified copies of Tenant's insurance policies which are in good standing and in compliance with Tenant's obligations hereunder.

          Tenant hereby releases Landlord and its servants, agents, employees, contractors and those for whom Landlord is in law responsible from all losses, damages and claims of any kind in respect of which Tenant is required to maintain insurance hereunder or is otherwise insured.


          Landlord's Right to Place Tenant's Insurance

          If Tenant fails to maintain in force, or pay any premiums for, any insurance required to be maintained by Tenant hereunder, or if Tenant fails from time to time to deliver to Landlord satisfactory proof of the good standing of any such insurance or the payment of premiums therefor, then Landlord, without prejudice to any of its other rights and remedies hereunder, shall have the right but not the obligation to effect such insurance on behalf of Tenant and the cost thereof and all other reasonable expenses incurred by Landlord in that regard shall be paid by Tenant to Landlord forthwith upon demand.


           Landlord's Non-Liability

          Tenant agrees that Landlord shall not be liable or responsible in any way for any injury or death to any person or for any loss or damage to any property at any time on or about the Premises or any property owned by or being the responsibility of Tenant or any of its servants, agents, customers, contractors or persons for whom Tenant is in law responsible elsewhere on or about the Project, no matter how the same shall be caused except where contributed to by the Landlord's own negligence. Without limiting the generality of the foregoing, Landlord shall not be liable or responsible for any such injury, death, loss or damage to any persons or property caused or contributed to by fire, explosion, steam, water, rain, snow, dampness, leakage, electricity or gas except where contributed to by the Landlord's own negligence. Without limiting or affecting the generality or interpretation of the foregoing, and notwithstanding the foregoing, it is agreed that Landlord shall in no event be liable for any indirect or consequential damages suffered by Tenant or any persons permitted by it to be on the premises, whether or not caused by the negligence of the Landlord, its servants, agents, employees, contractors or persons for whom Landlord is in law responsible.

          Indemnity of Landlord

          Tenant shall indemnify Landlord and all of its servants, agents, employees, contractors and persons for whom Landlord is in law responsible against any and all liabilities, claims, damages, losses and expenses, including all reasonable legal fees and disbursements, arising from: (i) any breach by Tenant of any of the provisions of this Lease; (ii) any act or omission of any person on the Premises or any use or occupancy of or any things in the Premises; (iii) any act or omission of Tenant or any of its servants, agents, employees, invitees, licensees, subtenants, concessionaires, contractors or persons for whom Tenant is in law responsible on the Premises or elsewhere on or about the Project; or (iv) any injury or death of persons, or any loss or damage to property of Tenant or any of its servants, agents, employees, invitees, licensees, subtenants, contractors or persons for whom Tenant is in law responsible, on the Premises or elsewhere on or about the Project; provided that, such indemnity obligation shall not extend to any liabilities, claims, damages, losses and expenses arising from the negligence of the Landlord and/or its agents or employees.

           Landlord's Employees and Agents

          Every indemnity, exclusion or release of liability and waiver of subrogation contained in this Lease for the benefit of Landlord shall extend to and benefit all of Landlord's servants, agents, employees, and others for whom Landlord is in law responsible. Solely for such purpose, and to the extent that Landlord expressly chooses to enforce the benefits of this section for the foregoing persons, it is agreed that Landlord is the agent or trustee for such persons.


ARTICLE XIV.0        ASSIGNMENT, SUBLETTING AND CHANGE OF CONTROL

           Consent Required

          Tenant shall not assign this Lease in whole or in part and shall not sublet or part with or share possession of all or any part of the Premises and shall not grant any licences or other rights to others to use any portion of the Premises (all of the foregoing being hereinafter referred to as a "Transfer"; a party making a Transfer is referred to as a "Transferor" and a party taking a Transfer is referred to as a "Transferee") without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld; provided that it shall be reasonable for Landlord to withhold or delay its consent to a Transfer unless it is shown to Landlord's satisfaction that: (i) the proposed Transferee has a good business and personal reputation and has financial strength at least sufficient to satisfy all the obligations of Tenant hereunder; (ii) without affecting the interpretation of section 8.1 or any other provision hereof, the business proposed to be carried on by the Transferee on the Premises will not be incompatible with the uses of other tenants of the Project, and will not be more burdensome on the Project, in terms of parking requirements or any other factor, than the business previously carried on by Tenant on the Premises; and (iii) the proposed Transferee is not an existing occupant of any part of the Project and has not then recently been a prospect involved in bona fide negotiations with Landlord respecting the leasing of any premises in the Project and is not in any way affiliated with such existing occupant or bona fide prospect. The provisions of this
Article XIV shall apply to any Transfer which might occur by inheritance or operation of law.

          If Landlord withholds, delays or refuses to give consent to any Transfer, whether or not Landlord is entitled to do so, Landlord shall not be liable for any losses or damages in any way resulting therefrom and Tenant shall not be entitled to terminate this Lease or exercise any other remedy whatever in respect thereof except to seek the order of a court of competent jurisdiction compelling Landlord to grant any such consent which Landlord is obliged to grant pursuant to the terms of this Lease.

          No Transfer may be made where any portion of Rent is lower than fair market rates.

          Obtaining Consent

          All requests to Landlord for consent to any Transfer shall be made to Landlord in writing together with a copy of the agreement pursuant to which the proposed Transfer will be made, accompanied by such information in writing as a landlord might reasonably require respecting a proposed Transferee including, without limitation, name, business and home addresses and telephone numbers, business experience, credit information and rating, financial position and banking and personal references, description of business proposed to be conducted by the Transferee on the Premises and parking requirements for such business. Tenant shall promptly pay all costs incurred by Landlord in considering and processing the request for consent including legal costs and all costs of completing any documentation to implement any Transfer, which shall be prepared by Landlord or its solicitor if required by Landlord, and as a prior condition to considering any request for consent Landlord may require from Tenant payment of a reasonable deposit, of at least $250.00, on account of Landlord's said costs.

           Landlord's Option

          Notwithstanding the other provisions contained in this
Article XIV, after Landlord receives a request for consent to a Transfer with the information and copy of agreement hereinabove required, it shall have the option, to be exercised by written notice to Tenant within fifteen (15) days after the receipt of such request, information and agreement, to: (i) terminate this Lease as it relates to the portion of the Premises which is the subject of the proposed Transfer ("Transferred Premises"); (ii) receive all amounts to be paid to Tenant under the agreement in respect of such Transfer less only the direct costs of Tenant related to the Transfer such as legal costs and commissions, and less, in the case of a sublease, all amounts receivable by Tenant under the sublease equal to the amounts payable by Tenant hereunder each month during the term of the sublease in respect of the Transferred Premises; or
(iii) take a Transfer from Tenant of the Transferred Premises on the same terms as the Transfer in respect of which Tenant has requested Landlord's consent, as aforesaid. If Landlord elects to terminate this Lease as aforesaid, Tenant shall have the right, to be exercised by written notice to Landlord within ten (10) days after receipt of such notice of termination, to withdraw the request for consent to the Transfer, in which case Tenant shall not proceed with such Transfer, the notice of termination shall be null and void and this Lease shall continue in full force and effect. If, pursuant to this section 14.3, Landlord terminates this Lease, or takes a Transfer of the Premises or any portion thereof, Landlord shall be deemed to have arbitrarily and unreasonably withheld its consent to the Transfer, as Landlord is entitled to do pursuant to section 14.1. If Landlord terminates this Lease as it relates to a portion of the Premises, or takes a Transfer of a portion of the Premises, Tenant hereby grants to Landlord and any others permitted by Landlord the right, in common with Tenant and all others entitled to use the same, to use for their intended purposes all portions of the Premises in the nature of common areas (such as corridors, washrooms, lobbies and the like) or which are reasonably required for proper access to or use of the Transferred Premises (such as reception area, interior corridors, mechanical or electrical systems and ducts and the like).

           Terms of Consent

          In the event of a Transfer Landlord shall have the following rights, in default of any of which no such Transfer shall occur or be effective:

     to collect a deposit or further deposit to be held as a security deposit pursuant to section 16.5 such that the security deposit held by Landlord shall be equivalent to at least the Basic Rent payable for the last two (2) months of the Term in respect of the premises which are the subject of the Transfer;

     to require Tenant and the Transferee and Indemnifier, if any, to enter into a written agreement to implement any amendments to this Lease to give effect to Landlord's exercise of any of its rights hereunder;

     to require the Transferee to enter into an agreement with Landlord in writing and under seal to be bound by all of Tenant's obligations under this Lease in respect of the portion of the Premises which is the subject of the Transfer;

     to require the Transferee to waive any rights, pursuant to subsection 39(2) of the Landlord and Tenant Act (Ontario) and any amendments thereto and any other statutory provisions of the same or similar effect, to pay any Rent less than any amount payable hereunder;

     to require, if the Transfer is a sublease or other transaction other than an assignment, that upon notice from Landlord to the Transferee all amounts payable by the Transferee each month shall be paid directly to Landlord who shall apply the same on account of Tenant's obligations under this Lease; and

     to require that this Lease be amended to delete therefrom any right of renewal and any first right to lease premises in the Project.

          Effect of Transfer

          No consent of Landlord to a Transfer shall be effective unless given in writing and executed by Landlord and no such consent shall be presumed by any act or omission of Landlord or by Landlord's failure to respond to any request for consent or by Landlord's accepting any payment of any amount payable hereunder from any party other than Tenant. No Transfer and no consent by Landlord to any Transfer shall constitute a waiver of the necessity to obtain Landlord's consent to any subsequent or other Transfer.

          In the event of any Transfer or any consent by Landlord to any Transfer, Tenant shall not thereby be released from any of its obligations hereunder but shall remain bound by all such obligations pursuant to this Lease for the balance of the Term. If this Lease is renewed or extended by any Transferee pursuant to any option of Tenant, each Transferor shall be liable for all of the obligations of Tenant throughout the Term as renewed or extended.

          Every Transferee shall be obliged to comply with all of the obligations of Tenant under this Lease, and any default of any Transferee shall also constitute a default of Tenant hereunder. If this Lease is ever disclaimed or terminated by a trustee in bankruptcy of a Transferee Tenant shall nevertheless remain responsible for fulfillment of all obligations of Tenant hereunder for what would have been the balance of the Term but for such disclaimer or termination, and shall upon Landlord's request enter into a new lease of the Premises for such balance of the Term and otherwise on the same terms and conditions as in this Lease.

           No Advertising of Premises

          Tenant shall not advertise this Lease or all or any part of the Premises or the business or fixtures therein for sale without Landlord's prior written consent.

          Mortgage of Lease

          The restrictions on Transfer as aforesaid shall apply to any assigning, subletting, mortgaging, charging or otherwise transferring of the Premises or this Lease for the purpose of securing any obligation of Tenant.

          Corporate Tenant

          If Tenant or any occupant of the Premises at any time is a corporation, the transfer of the majority of the issued shares in the capital stock or any transfer, issuance or division of any shares of the corporation or of any affiliate of the corporation sufficient to transfer control to others than the then present shareholders of the corporation shall be deemed for all purposes of this Article XIV to be a Transfer. Upon request Tenant shall make the corporate books and records of Tenant and of any affiliate of Tenant available to Landlord and its representatives for inspection in order to ascertain whether or not there has at any time during the Term been a change in control of Tenant corporation as aforesaid.

          Assignment by Landlord

          If Landlord sells, leases, mortgages or otherwise disposes of the Project or any part thereof or assigns its interest in this Lease, to the extent that the purchaser or assignee agrees with Landlord to assume the covenants and obligations of Landlord hereunder, Landlord shall thereupon be released from all liability pursuant to the terms of this Lease.


ARTICLE XV.0        STATUS AND SUBORDINATION OF LEASE

          Status Statement

          Tenant shall, within ten (10) days after written request from Landlord, execute and deliver to Landlord, or to any actual or proposed lender, purchaser or assignee of Landlord, a statement or certificate in such form as requested by Landlord stating (if such is the case, or stating the manner in which such may not be the case): (i) that this Lease is unmodified and in full force and effect; (ii) the date of commencement and expiry of the Term and the dates to which Basic Rent and any other Rent, including any prepaid rent, have been paid; (iii) whether or not there is any existing default by Landlord under this Lease and, if so, specifying such default; and (iv) that there are no defences, counter claims or rights of set-off in respect of the obligations hereunder of Tenant.

          Subordination

          At the option of Landlord to be expressed in writing from time to time this Lease and the rights of Tenant hereunder are and shall be subject and subordinate to any and all mortgages, trust deeds and charges (any of which is herein called "Mortgage") on the Project or any part thereof now or in the future, including all renewals, extensions, modifications and replacements of any Mortgages from time to time. Tenant shall at any time on notice from Landlord or holder of a Mortgage attorn to and become a tenant of the holder of any such Mortgage upon the same terms and conditions as set forth herein and shall execute promptly on request any certificates, agreements, instruments of postponement or attornment or other such instruments or agreements, including without limitation any short form or notice of this Lease for the purpose of registration on title to the Project, as requested from time to time to give full effect to this Article XV. Provided Tenant is not in default hereunder, Landlord shall use reasonable efforts to obtain from the holder of any Mortgage, in respect of which tenant has executed and delivered an instrument of postponement, subordination or attornment as required hereby, its agreement to permit Tenant to continue to occupy the Premises in accordance with the terms of this Lease.

          Tenant's Failure to Comply

          If Tenant fails to execute any certificate, agreement, instrument, or other document as required by the foregoing provisions of this Article XV within ten (10) business days after request by Landlord, then Landlord shall have the right, without limiting any other rights of Landlord hereunder or at law, to terminate this Lease or to execute any such certificate, agreement, instrument or document on behalf of Tenant and in Tenant's name, for which purpose Tenant hereby appoints Landlord as Tenant's attorney pursuant to the Powers of Attorney Act (Ontario).

          Registration

          Tenant shall not register this Lease or any short form or notice hereof except in such form as has been approved by Landlord in writing, Tenant agreeing to pay Landlord's reasonable expenses, including legal fees, of such approval. Tenant shall forthwith provide to Landlord a duplicate registered copy of any short form or notice of this Lease or other document registered on title.




ARTICLE XVI.0        DEFAULT AND REMEDIES

          Default and Remedies

          If any of the following shall occur:

          Tenant fails, for any reason, to make any payment of Rent as and when the same is due to be paid hereunder and such default continues for five (5) days after such payment was due, whether or not notice is given to Tenant;

          Tenant fails, for any reason, to observe or perform any obligation of Tenant pursuant to this Lease other than the payment of any Rent, and such default continues for fifteen (15) days in the event that third parties are affected; otherwise thirty (30) days, or such shorter period in the event of an emergency as expressly provided herein, or in case there is no emergency, such longer period as is necessary to cure such default, after notice thereof to Tenant;

          any of Landlord's insurance policies on the Project are actually or threatened to be cancelled or adversely changed as a result of any use of or contents in the Premises;

          Tenant shall purport to make a Transfer affecting the Premises, or the Premises shall be used by any person or for any purpose, other than in compliance with this Lease;

          Tenant or any other occupant of the Premises makes an assignment for the benefit of creditors generally or becomes bankrupt or insolvent or takes the benefit of any statute for bankrupt or insolvent debtors or makes any proposal or arrangement with creditors, or Tenant makes any sale in bulk of any property on the Premises (other than in conjunction with a Transfer approved in writing by Landlord and made pursuant to all applicable legislation), or steps are taken for the winding up or other termination of Tenant's existence or liquidation of its assets;

          a trustee, receiver, receiver-manager, or similar person is appointed in respect of the assets or business of Tenant or any other occupant of the Premises;

          Tenant attempts to or does abandon the Premises, or if the Premises are vacant or unoccupied for a period of five (5) consecutive days or more without the prior written consent of Landlord;

          this Lease or any other property of Tenant in the Premises is at any time seized or taken in execution which remains unsatisfied for a period of five (5) days or more;

          termination or re-entry by Landlord is permitted under any provision of this Lease or at law;

then the then current and the next three (3) months' Rent shall be forthwith due and payable and, in addition to any other rights or remedies to which Landlord is entitled hereunder or at law, Landlord shall have the following rights and remedies, which are cumulative and not alternative, namely:

       (i) to terminate this Lease in respect of the whole or any part of the Premises by written notice to Tenant;

       (ii) as agent of Tenant to relet the Premises and take possession of any furniture, fixtures, equipment or other property thereon and, upon giving notice to Tenant, to store the same at the expense and risk of Tenant or sell or otherwise dispose of the same at public or private sale without further notice, and to make alterations to the Premises to facilitate their reletting and to apply the net proceeds of the sale of any furniture, fixtures, equipment, or other property or from the reletting of the Premises, less all expenses incurred by Landlord in making the Premises ready for reletting and in reletting the Premises, on account of the Rent due and to become due under this Lease and Tenant shall be liable to Landlord for any deficiency and for all such expenses incurred by Landlord as aforesaid; nothing done by Landlord shall be construed as an election to terminate this Lease unless written notice of such termination is given by Landlord to Tenant;

       (iii) to remedy any default of Tenant in performing any repairs, work or other obligations of Tenant hereunder, and in so doing to enter upon the Premises, without any liability to Tenant therefor and without constituting a re-entry of the Premises or termination of this Lease or breach of the Landlord's covenant of quiet enjoyment, and, in such case, Tenant shall pay to Landlord forthwith upon demand all reasonable costs of Landlord in remedying or attempting to remedy any such default plus ten (10%) percent for inspection and supervision plus ten (10%) percent for overhead and profit or such other reasonable amounts as may be charged by Landlord for overhead and profit from time to time; and

       (iv) to obtain damages from Tenant including, without limitation, if this Lease is terminated, all deficiencies between all amounts which would have been payable by Tenant for what would have been the balance of the Term, but for such termination, and all net amounts actually received by Landlord for such period.

          Interest

          All amounts of Rent shall bear interest from their respective due dates until the dates of payment at the rate of five (5%) percent per annum in excess of the prime rate of interest charged by Landlord's bank in Ontario from time to time.

          Costs

          Tenant shall pay to Landlord forthwith upon demand all costs incurred by Landlord, including, without limitation, reasonable legal expenses on a solicitor and his own client basis and reasonable compensation for all time expended by Landlord's own personnel, arising as a result of any default in Tenant's obligations under this Lease.

          Distress and Tenant's Property

          Tenant hereby waives and renounces the benefit of any present or future statute taking away or limiting Landlord's right of distress and agrees with Landlord that, notwithstanding any such statute, all goods and chattels from time to time on the Premises shall be subject to distress for Rent. All Tenant's personal property on the Premises shall at all times be the unencumbered property of Tenant.

          Security Deposit

          NOT APPLICABLE

          Remedies to Subsist

          No waiver of any of Tenant's obligations under this Lease or of any of Landlord's rights in respect of any default by Tenant hereunder shall be deemed to have occurred as a result of any condoning, overlooking or delay by Landlord in respect of any default by Tenant or by any other act or omission of Landlord including, without limitation, the acceptance of any Rent less than the full amount thereof or the acceptance of any Rent after the occurrence of any default by Tenant. The waiver by Landlord of any default of Tenant or of any rights of Landlord, which shall be effected only by an express written waiver executed by Landlord, shall not be deemed to be a waiver of any term, covenant or condition in respect of which such default or right has been waived and shall not be deemed to be a waiver of any subsequent default of Tenant or right of Landlord. All rights and remedies of Landlord under this Lease and at law shall be cumulative and not alternative, and the exercise by Landlord of any of its rights pursuant to this Lease or at law shall at all times be without prejudice to any other rights of Landlord, whether or not they are expressly reserved. Tenant's obligations under this Lease shall survive the expiry or earlier termination of this Lease and shall remain in full force and effect until fully complied with.


          Impossibility of Performance

          If and to the extent that either Landlord or Tenant shall be delayed in the fulfillment of any obligation under this Lease, other than the payment by Tenant of any Rent, by reason of unavailability of material, equipment, utilities, services or by reason of any Laws, or by reason of any other similar cause beyond its control and not avoidable by the exercise of reasonable foresight (excluding the inability to pay for the performance of such obligation), then the party being delayed shall be entitled to extend the time for fulfillment of such obligation by a time equal to the duration of such delay and the other party shall not be entitled to any compensation for any loss or inconvenience occasioned thereby. The party delayed will, however, use its best efforts to fulfill the obligation in question as soon as is reasonably practicable by arranging an alternate method of providing the work, services or materials.




ARTICLE XVII.0        CONTROL OF PROJECT

          Landlord's Control

          The Project is at all times subject to the exclusive control and management of Landlord. Without limiting the generality of the foregoing, Landlord shall have the right to obstruct or close off or restrict entry to all or any part of the Project for purposes of performing any maintenance, repairs or replacements or for security purposes or to prevent the accrual of any rights to any person or the public or any dedication thereof, provided that in exercising any such right Landlord shall use reasonable best efforts to minimize interference with Tenant's access to and use of the Premises.

          Alterations of the Project

          At any time or times Landlord shall have the right to make any changes in, additions to, deletions from or relocations of any part of the Project including any of the Common Facilities (any of which are herein referred to as "Changes") as Landlord shall consider desirable. If Landlord makes any Changes to the Premises, subject to Tenant's prior written approval which will not be unreasonably withheld, Landlord shall ensure that the Premises, as affected by such Changes, shall be substantially the same in size and shall be in all other material respects reasonably comparable to the Premises originally demised hereby. If the Premises are relocated as a result of such Changes, Landlord shall be responsible for the direct cost of moving Tenant to the relocated Premises and constructing replacement leasehold improvements therein, but not for any indirect costs or losses of Tenant.
Tenant shall not have the right to object to or make any claim on account of the exercise by Landlord of any of its rights under this section 17.2, except that Tenant shall be entitled to an abatement of Basic Rent, pro rata in proportion to the premises so affected, for any period of time in excess of one (1) day that Tenant is unable to conduct business in the Premises as a result of the making of such Changes. Landlord shall make any such Changes as expeditiously as is reasonably possible and so as to interfere as little as is reasonably possible with Tenant's business on the Premises.

          Tenant acknowledges that portions of the Project may be under construction during the Term, and that such construction activities may cause temporary noise and disturbance to existing tenants of the Project. Landlord will use reasonable efforts to minimize interference with Tenant's occupation of the Premises as a result of such construction activities, but Tenant acknowledges that in no event shall any noise or other disturbance caused by such construction constitute a breach of Tenant's right to quiet enjoyment of the Premises.

          Use of Common Facilities

          Tenant shall not itself and shall not permit any of its employees, servants, agents, contractors or persons having business with Tenant, to obstruct any Common Facilities including driveways, laneways or access routes, or to park vehicles in any portion of the Common Facilities other than such areas, if any, as expressly authorized by Landlord. Tenant shall ensure that its employees, customers, and others doing business with it, shall not park vehicles anywhere on the Project other than on the Premises. Landlord shall have the right, at Tenant's expense payable on demand, to remove any such obstruction or improperly parked vehicles, without any liability for any damage caused thereby.

          Rules and Regulations

          Landlord may from time to time make and amend reasonable rules and regulations for the management and operation of the Project and Tenant and all persons under its control shall comply with all of such rules and regulations of which notice is given to Tenant from time to time, all of which shall be deemed to be incorporated into and form part of this Lease. Landlord shall not make any rules or regulations which conflict with any express provision of this Lease unless and only to the extent required by any applicable Laws. Landlord shall act reasonably in enforcing such rules and regulations but shall not be liable for their non-enforcement.

          Access to Premises

          Without limiting any other rights Landlord may have pursuant hereto or at law, Landlord shall have the right to enter the Premises, including the building, at any time for any of the following purposes: (i) to examine the Premises and to perform any maintenance, repairs or alterations to any part of the Premises or to any equipment and services serving the Premises or any other part of the Project; (ii) in cases of emergency; (iii) to read any utility or other meters; (iv) during the last twelve (12) months of the Term to show the Premises to prospective tenants and to permit prospective tenants to make inspections, measurements and plans; and (v) at any time during the Term to show the Premises to prospective purchasers or lenders.

          Landlord shall have the right to run through the Premises conduits, wires, pipes, ducts and other elements of any systems for utilities, heating, ventilating, air-conditioning and humidity control, telephone and other communications systems and any other such systems to serve the Premises or the Project.

          Landlord shall exercise its rights pursuant to this
section 17.5 in such manner and at such times as Landlord, acting reasonably but in its sole discretion, shall determine. At any time that entry by Landlord is desired in case of emergency, and if no personnel of Tenant are known by Landlord to be present on the Premises or if such personnel fail for any reason to provide Landlord immediate access at the time such entry is desired, Landlord may forcibly enter the Premises without liability for damage caused thereby.

          Expropriation

          If the Premises or any part thereof shall be expropriated (which for the purposes of this Article XVII shall include a sale by Landlord to any authority with the power to expropriate) by any competent authority then:

          Landlord and Tenant shall co-operate with each other so that Tenant may receive such award to which it is entitled in law for relocation costs, business interruption, and the value of leasehold improvements paid for by Tenant and the amortized portion, if any, of leasehold improvements paid for by Landlord, and so that Landlord may receive the maximum award to which it may be entitled in law for all other compensation arising from such expropriation including, without limitation, all compensation for the value of Tenant's leasehold interest in the Premises;

          except for such compensation to which Tenant shall be entitled as aforesaid, all Tenant's other rights in respect of such expropriation are hereby assigned to Landlord, and within ten (10) days after request by Landlord Tenant shall execute such further documents as requested by Landlord to give effect to such assignment, failing which Landlord is hereby irrevocably appointed, pursuant to the Powers of Attorney Act (Ontario) Tenant's attorney to do so on behalf of Tenant and in its name; and

          Landlord shall have the option, to be exercised by written notice to Tenant, to terminate this Lease, effective on the date the expropriating authority takes possession of the whole or any portion of the Premises.


          If the whole or any part of the Project shall be expropriated, then subject to the foregoing provisions respecting expropriation of the Premises:

          all compensation resulting from such expropriation shall be the absolute property of Landlord and all of Tenant's rights, if any, to any such compensation are hereby assigned to Landlord and within ten (10) days after request by Landlord Tenant shall execute such further documents as requested by Landlord to give effect to such assignment, failing which Landlord is hereby irrevocably appointed, pursuant to the Powers of Attorney Act (Ontario), Tenant's attorney to do so on behalf of Tenant and in its name; and


          if the expropriation of part of the Project is such as to render undesirable, in Landlord's reasonable opinion, the continuing operation of the portion of the Project in which the Premises are situate, Landlord shall have the right to terminate this Lease as of the date the expropriating authority takes possession of all or any portion of the Project.

          Development of Project

          Landlord shall be entitled from time to time to make any application it considers necessary or desirable in respect of the Project, including applications for any re-zoning, variance, severance, or by-law amendment or enactment. Promptly upon request from Landlord, Tenant will provide its consent and co-operation in respect of any application made by Landlord in the process of developing the Project, and will execute all documents and make all attendances required in connection therewith. Without limiting the generality of the foregoing, Tenant agrees that it will not contest or object to any application or other process initiated or supported by Landlord in respect of the development of the Project, including without limitation any local improvements or any assessments in respect thereof required or imposed by governmental authorities.

          Landlord may from time to time grant, and whenever requested by Landlord tenant will consent to or co-operate or join in the granting of, any licences, easements, rights-of-way and other rights in the nature of the foregoing, in favour of any municipal, governmental or public utility authorities or companies, which Landlord deems necessary or desirable for the provision to the Project of roadways, utilities, services or amenities or otherwise for the furtherance of the development of the Project.

17.8      Landlord's Consent

     If Landlord withholds, delays or refuses to give consent as provided by the terms of this Lease, whether or not Landlord is entitled to do so, Landlord shall not be liable for any losses or damages in any way resulting therefrom and Tenant shall not be entitled to terminate this Lease or exercise any remedy whatever in respect thereof except to seek the order of a court of competent jurisdiction compelling Landlord to grant any such consent which Landlord is obliged to grant pursuant to the terms of this Lease.



ARTICLE XVIII.0        MISCELLANEOUS

          Notices


          All notices, statements, demands, requests or other instruments ("Notices") which may be or are required to be given under this Lease shall be in writing and shall be delivered in person or sent by prepaid registered Canadian mail addressed, if to the Tenant, at the Address for Service of Notice on Tenant, if to the Guarantor, if any, at the Address for Service of Notice on Guarantor, and if to the Landlord at the Address for Service of Notice on Landlord, all as provided in section 1.1 hereof.

          All such Notices shall be conclusively deemed to have been given and received upon the day the same is personally delivered or, if mailed as aforesaid, four (4) business days (excluding Saturdays, Sundays, holidays and days upon which regular postal service is interrupted or unavailable for any reason) after the same is mailed as aforesaid. Any party may at any time by notice in writing to the other change the Address for Service of Notice on it. If two or more persons are named as Tenant or Indemnifier, any Notice given hereunder shall be sufficiently given if delivered or mailed in the foregoing manner to any one of such persons.

          Complete Agreement

          There are no covenants, representations, agreements, warranties or conditions in any way relating to the subject matter of this Lease or the tenancy created hereby, expressed or implied, collateral or otherwise, except as expressly set forth herein, and this Lease constitutes the entire agreement between the parties and may not be modified except by subsequent written agreement duly executed by Landlord and Tenant.

          Time of the Essence

          Time is of the essence of all terms of this Lease.

          Applicable Law

          This Lease shall be governed by and interpreted in accordance with the laws of the Province of Ontario. The parties agree that the Courts of Ontario shall have jurisdiction to determine any matters arising hereunder.

          Severability

          If any provision of this Lease is illegal, unenforceable or invalid, it shall be considered separate and severable and all the remainder of this Lease shall remain in full force and effect as though such provision had not been included in this Lease but such provision shall nonetheless continue to be enforceable to the extent permitted by law.

          Section Numbers and Headings

          The table of contents and all section numbers and headings of this Lease are inserted for convenience only and shall in no way limit or affect the interpretation of this Lease.

          Interpretation

          Whenever a word importing the singular or plural is used in this Lease such word shall include the plural and singular respectively. Where any party is comprised of more than one entity, the obligations of each of such entities shall be joint and several. Words importing persons of either gender or firms or corporations shall include persons of the other gender and firms or corporations as applicable. Subject to the express provisions contained in this Lease, words such as "hereof", "herein", "hereby", "hereafter", and "hereunder" and all similar words or expressions shall refer to this Lease as a whole and not to any particular section or portion hereof.

          Successors

          This Lease shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors assigns and other legal representatives except only that this Lease shall not enure to the benefit of any of such parties unless and only to the extent expressly permitted pursuant to the provisions of this Lease.

ARTICLE XIX

19.0      SPECIAL PROVISIONS

19.1      Conditions to Tenant's Rights

          If Tenant has duly and punctually performed each and every of its obligations under this Lease and is not in continuing default of this Lease, and has not made an assignment for the benefit of creditors and has not taken the benefit of any statute in force for bankrupt or insolvent debtors, no petition in bankruptcy or receiving order has been made against Tenant, and no receiver or other similar person has taken control of the assets or business of Tenant or a substantial portion thereof, and Tenant has not sublet or parted with possession of all or any part of the Premises, then and only then shall sections 19.2, apply.

19.2      Renewal Option

          The Tenant shall have the Option to Renew the herein Lease for two (2) additional period of five years each upon the same terms and conditions, save and except for the rental rates which shall be as follows, provided that the Tenant exercises such option by notice in writing delivered to the Landlord no later than nine (9) months prior to the expiration of the Lease Term.

Option Number 1:
Year      Rate/Sq.Ft.         Rate/Annum          Rate/Month
11        $3.10               $  880,400.00       $73,366.67
12        $3.30               $  937,200.00       $78,100.00
13        $3.50               $  994,000.00       $82,833.33
14        $3.70               $1,050,800.00       $87,566.67
15        $3.90               $1,107,600.00       $92,300.00

Option Number 2:
Year      Rate/Sq.Ft.         Rate/Annum          Rate/Month
16        To be negotiated based upon market rental rates for similar
17        space in the Brantford, Ontario area.  Failing agreement
18        to this, all parties agree to refer this matter to arbitration.
19
20


19.3      Environmental Provisions

     (a) For the purposes of this Lease "Environmental Laws" shall mean all applicable federal, provincial, municipal, or local laws, statutes, regulations, by-laws and orders, directives and decisions rendered by any ministry, department or administrative or regulatory agency.

     (b) The Landlord represents and warrants that at the commencement of the term, the Buildings and Leased Premises are in compliance with all Environmental Laws affecting their condition and use.

      (c) The Landlord hereby releases and agrees to defend, indemnify and hold the Tenant harmless from and against all claims, demands, liabilities, losses, damages, expenses, costs and reasonable attorney's fees arising out of or resulting from the presence of any Hazardous Substance (as defined below) upon, in or under the Leased Premises on and prior to the date on which this Lease commences, including and without limiting the generality of the foregoing, the presence of any Hazardous Substance in the tow motor line; in the drainage trough directly north of the tow motor line; in the air, soil or ground water; and in capacitors, transformers, light ballasts or other electrical equipment. The term "Hazardous Substance" means asbestos, polychlorinated biphenyls, nuclear fuel or materials, chemical wastes, radioactive materials, explosives, known carcinogens, petroleum products and any other dangerous, toxic, or hazardous pollutant, contaminant, chemical, material or substance defined as hazardous or as a pollutant or contaminant in, or the release or disposal of which is regulated by, any existing federal, provincial, municipal, local or other statute, law, ordinance or regulation, which may relate to or deal with human health or the environment.

     (d) The Tenant represents and warrants that there are no judgements, decrees or orders outstanding and no litigation or administrative, arbitrable, or governmental or quasi-governmental proceedings or inquiries pending or, to the best of the Tenant's knowledge, threatened against or related to, in whole or in part, the Tenant, including, without limitation, those relating to Environmental Laws.

     (e) The Tenant will carry on business upon and with respect to the Leased Premises in compliance in all material respects with all permits, licences, registrations and approvals necessary to carry on its business, including, without limitation, all applicable environmental permits, licences, consents, approvals, orders and authorizations required under applicable Environmental Laws.

     (f) The business which the Tenant intends to conduct upon and with respect to the Leased Premises is not in breach of any applicable covenant, restriction or Environmental Laws currently enforced.

     (g) If the Tenant receives any notice, citation, summons or order or learns of any complaint which has been filed with respect to the business carried on by the Tenant on the Leased Premises concerning any alleged violation of any Environmental Laws or with respect to any alleged failure to have any environmental permits or approvals required in connection with the conduct of its business, or any alleged violation with respect to compliance with the terms or conditions of any environmental permits or approvals in connection with the conduct of its business, the Tenant shall forthwith notify the Landlord thereof in writing.

     (h) On the termination of this Lease for any reason the Tenant will surrender the Leased Premises to the Landlord in the condition in which they are required by the Lease to be kept by the Tenant and as closely as is reasonably possible to their condition at the Lease Commencement Date, all at the Tenant's expense.

     (i) The Tenant shall indemnify and hold the Landlord harmless from and against any claims, demands, liabilities, losses, damages and expenses suffered by the Landlord arising out of or in connection with any and all environmental liabilities relating to the activities of the Tenant upon or with respect to the Leased Premises from and after the date on which this Lease commences.

     (j) The Landlord or the Landlord's Authorized Agent shall have the right to perform an environmental inspection of the Leased Premises, including any testing therein, upon providing the Tenant with twenty-four (24) hours prior written notice of the Landlord's or the Landlord Authorized Agent's intent to do so. The Tenant shall fully cooperate with the Landlord or the Landlord's Authorized Agent.

19.4      Right Of First Refusal (Warehouse and/or Office Space)

          The Tenant shall have the Right of First Refusal to lease all or part of the space identified as "X" and in black on Schedule "B" at any time during the original term of the lease, or during any subsequent renewal term of this lease, if, as and when said space becomes vacant. Pursuant to this right of first refusal, the Landlord will notify the Tenant when the said space becomes vacant and a bonafide offer acceptable to the Landlord is received, in which event the Tenant shall have forty-eight (48) hours to make the same offer which the Landlord must accept.

19.5       Condition Of Premises

          The Landlord represents to the best of its knowledge and belief that the premises are free of any material structural defect, and the roof, plumbing, heating, air-conditioning, electrical, drainage, sprinkler, lighting, and, in general all systems contained herein are in good working condition and fully operational.

19.6      Building Codes

          The Landlord represents to the best of its knowledge and belief that the building meets all provincial and municipal
Building Codes and By-laws.

19.7      Environmental Representation

          The Landlord represents to the best of its knowledge and belief, that the premises are in compliance with all environmental laws and regulations. The Landlord agrees to indemnify, defend and hold Tenant harmless against any liability for the failure of the premises to comply with environmental laws and regulations prior to the date of Tenant's occupancy.


19.8      Net Rent Free Period (Early Occupancy)

          The Landlord agrees to grant a Net Rent Free Period (Early Occupancy) from November 15, 1995 to March 31, 1996 equal to four months and fifteen days. It is understood and agreed by both the Landlord and the Tenant that all Additional Rent shall apply during this "period".

19.9      Exterior Use of Premises

          The Tenant shall be allowed unobstructed and exclusive use of its area of the shipping/receiving yard and parking areas adjacent to the demised premises as shown on Schedule "B" during the lease term or option periods thereof if exercised.

19.10          Non-Disturbance Agreement

          The Landlord shall obtain from any existing holder of a mortgage, charge, or encumbrance, a non-disturbance agreement in favour of the Tenant whereby the Tenant's use and occupation of the Leased Premises will not be interfered with by any such mortgagee, chargor, encumbrancer provided that the Tenant shall not be in continuous breach of any of its covenants or obligations under the Lease. If this is not available then it shall not represent a default by the Landlord.

19.11          Landlord's Work

          It is understood and agreed that the Landlord at the Landlord's expense, shall be responsible for the following work which shall be performed by the Landlord and/or its agents in a proper and workmanlike manner using new materials and shall comply with the Ontario Building Code and municipal codes and bylaws:

     a) Remove all debris and obstructions and fill in all pits, excluding the floor level conveyor, and depressions providing a levelled floor suitable for the Tenant's business,

     b) Clean and repair floors, (remove, scrub, degrease and power sweep ready for floor sealant,

     c)   Make all necessary repairs to the roof, walls and yard,

     d) Provide seventeen (17) truck level doors with heavy duty automatic levellers, overhead doors, tracks and door seals. This work shall include grading, paving and concrete dolly pads, if not existing, for truck access to the shipping/receiving doors. Two
(2) of the truck level doors shall be constructed on the south side of the Building and Landlord shall remove the existing cement block office structure at this location to provide access to these doors; and, five (5) of the truck level doors shall be constructed on the east side of the Building,

     e) Provide up to one hundred and fifty (150) parking spaces in the existing employee parking lot area on the south side of the subject premises for the exclusive use of the Tenant,

     f) Remove the portable shop office and related equipment in the premises and replace the fence to secure the transformers,

     g) Provide, if required by the Tenant, a new entrance to the office area of the premises,

     h) Provide, if required by the Tenant, two (2) floor level doors in the north wall of the premises.

     i) With the Tenant's prior written authorization, remove and dispose of all paint and other residue and curbing from the concrete floor of the mezzanine area in accordance with all local, provincial and federal laws, rules and regulations. The above work shall include alteration of the protective railing around floor openings. Tenant shall reimburse Landlord for the cost of such work plus applicable taxes, if any, but the Landlord shall not contract for any such work without the prior written consent of the Tenant.

19.12          Early Termination

          The Tenant may exercise its right of early termination of the Lease for any reason as follows:

     a) The right of termination is only exercisable by the Tenant after the seventy-eighth month of the initial Term,

     b) The Tenant must give the Landlord six months prior written notice of its intent to terminate the Lease,

     c) The Tenant shall at the end of the aforementioned six month notice period pay to the Landlord an amount equivalent to the net rent for the next twelve (12) month period, and

     d) The Tenant shall provide the Landlord with vacant possession of the premises at the end of the six month notice period, in accordance with the terms in the Lease.


19.13          Office Space

          If available, the Tenant shall have the right, within ninety (90) days from the commencement date herein, to lease all the office space in Building No. 1, consisting of approximately 25,000 square feet, in the Brant Trade & Industrial Park. If the Tenant exercises said option then the office space shall be leased at the same rental rates and term as provided for herein. The Tenant shall improve the premises at its sole cost and expense.

19.14          Close Down Period (Hold Over)

          The Tenant at the end of the Lease term and any of the Option periods to renew, if exercised shall have an additional three (3) months as a "Close Down Period". It is understood and agreed by both the Landlord and the Tenant that the net rental and all additional rents shall apply during this period as per the last month's rates of the Lease.


19.15          Commissions

          a) Each party shall be responsible for the payment of its own broker's commissions, finder's fees or similar charges.

          b) Landlord shall indemnify and hold the Tenant harmless from any liabilities, losses, damages and expenses suffered by Tenant arising out of or resulting from any claims or demands for broker's commissions, finder's fees or similar charges by anyone with whom Landlord has dealt in connection with this Lease.

          c) The Tenant shall indemnify and hold the Landlord harmless from any liabilities, losses, damages and expenses suffered by Landlord arising out of or resulting from any claims or demands for broker's commissions, finder's fees or similar charges by anyone with whom Tenant has dealt in connection with this Lease.


19.16          Mediation/Arbitration

          The exclusive procedure for resolution of any disputes or controversies arising under this Lease or the transactions contemplated hereunder shall be as follows:

          The parties shall attempt in good faith to resolve by mediation any and all disputes and differences of any kind between the parties arising under this Lease or the transactions contemplated hereunder which cannot be settled amicably by the parties. The mediator shall be a mutually acceptable third party, who shall be responsible for the conduct of the mediation process. If the matter or dispute has not been resolved pursuant to the aforesaid mediation procedure within sixty (60) days of the commencement of such procedure (which period may be extended by mutual agreement), if either party does not participate in such mediation, or if the parties cannot agree on a mutually acceptable mediator within thirty (30) days of delivery of notice by one party to the other of its intention to mediate a dispute, the parties shall submit to arbitration. Any arbitration commenced or conducted hereunder shall be conducted pursuant to the Arbitrations Act 1991 (Ontario) as amended from time to time, to the extent the provisions thereof are not inconsistent with the provisions of this
Section 19.16. Any such arbitration proceedings shall be conducted in Toronto, Ontario by a panel of three (3) arbitrators appointed in accordance with the following provisions:



a)        Arbitration Panel:

          The arbitration panel shall consist of three (3) arbitrators. Landlord shall appoint one (1) arbitrator and Tenant shall appoint one (1) arbitrator. The two (2) arbitrators thus appointed shall appoint one (1) arbitrator who shall act as the Chairman of the arbitration panel. In the event of any default in the appointment of an arbitrator or any inability to agree on the appointment of an arbitrator or the Chairman of the arbitration panel, either party may apply to a judge on the Ontario Court (General Division) to appoint an arbitrator or a third arbitrator, as the case may be.

b)        Binding Award:

          The award of the arbitrators shall be final and binding on the parties to the arbitration, their successors and assigns and there shall be no appeal therefrom with respect to any controversy. The costs of arbitration, and which party or parties shall bear the costs and expenses or if all of the parties shall share the costs and expenses and, if so, in what proportion, shall be decided by the arbitrators taking into strict account the provisions of this Lease.


c)        Enforcement:

          The award of the arbitrators shall be enforceable by any court having jurisdiction over the party or parties against which the award has been rendered, or where assets of the party or parties against which the award has been rendered can be located. Each of the parties agree to pay the amount of, and otherwise comply with, any arbitral award and to pay any costs and expenses of arbitration which the arbitrators determine that it is required to pay within fifteen (15) Business Days after receipt of notice of the arbitrators' award.



          IN WITNESS WHEREOF the parties have executed this Lease.

                         BRANT TRADE & INDUSTRIAL PARK INC.


                         Per:                      c/s


                         Per:





                         ACE HARDWARE CANADA LIMITED


                         Per: DAVID F. HODNIK, PRESIDENT & CEO


                         Per: DAVID W. LEAGUE, SECRETARY






SCHEDULE "A"


          In the City of Brantford, in the County of Brant, being composed of Part of Lots 37, 38 and 39 in Concession 3 of the Geographic Township of Brantford, designated as PARTS 1, 2, 3 and 4 on Reference Plan number 2R-4137, deposited in the Land Registry Office for the Registry Division of Brant.

          Subject to an Easement as described in instrument number A89909 in favour of THE CORPORATION OF THE CITY OF BRANTFORD, its successors and assigns, over that Part of said Lot 39 designated as
PART 3 on Reference Plan number 2R-4137.








SCHEDULE "B"




SCHEDULE "C"


TENANT ALTERATIONS

1.   Refurbish 2nd floor bathrooms
2.   Exterior perimeter fence - dock (east loading area)
3.   Proposed parking lot
4.   Clean 2nd floor structure
5.   Remove paint from floor - 2nd floor
6.   Painting 2nd floor
7.   Re-light 2nd floor
8.   Remove 2nd floor offices
9.   Cover steel sash windows
10.  Add stairs to 2nd floor
11.  Add ramps for rail access
12.  Renovate aerosol room
13.  Renovate 1st floor offices
14.  Add employee entrance
15.  Line safety/security
16.  In-rack sprinklers
17. At Tenant's option install wall mounted gas fired forced air heaters on mezzanine level



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